UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08030

Name of Registrant: Royce Micro-Cap Trust, Inc.

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service: John E. Denneen, Esq.

745 Fifth Avenue

New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31, 2023

Date of reporting period: January 1, 2024 – June 30, 2024

Item 1. Reports to Shareholders.

royceinvest.com

Royce Closed-End Funds 2024 Semiannual

Review and Report to Stockholders

June 30, 2024

Royce Global Trust

Royce Micro-Cap Trust

Royce Small-Cap Trust

A Few Words on Closed-End Funds

Royce Investment Partners (“Royce”) manages three closed-end funds: Royce Global Trust, which primarily invests in both U.S. and non-U.S. companies with market capitalization below $10 billion; Royce Micro-Cap Trust, which primarily invests in micro-cap securities; and Royce Small-Cap Trust, which primarily invests in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the initial and any subsequent offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages

•	A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.

•	In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•	A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•	Royce Micro-Cap Trust and Royce Small-Cap Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 56 and 57. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 58 or visit our website at www.royceinvest.com.

Managed Distribution Policy

The Board of Directors of each of Royce Micro-Cap Trust and Royce Small-Cap Trust has authorized a managed distribution policy (MDP). Under the MDP, Royce Micro-Cap Trust and Royce Small-Cap Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

This page is not part of the 2024 Annual Report to Stockholders

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Letter to Our Stockholders

SIZING UP THE CANDIDATES

The first half of 2024 was one of those periods that look fairly placid when judged by the returns for the major stock indexes—yet the first six months had their share of volatility—as well as a short-lived leadership shift in favor of small-cap. Extending the discussion to include July and early August shows even more interesting news—which we discuss in more detail below. For now, we’ll stick to the market events of the year’s first six months and look at each asset class’s candidacy for longer-term outperformance.

The year began with small-caps riding a strong fourth quarter of 2023 on both an absolute and relative basis. In fact, from the most recent small-cap low on 10/27/23—when large-cap indexes were also scuffling—through 3/31/24, the small-cap Russell 2000 Index advanced 30.7% and the large-cap Russell 1000 Index gained 28.9%. (Moreover, from that low through 2023’s small-cap high on 12/27/23, the small-cap index rose a heady 26.6% versus 17.2% for the Russell 1000. The Russell Microcap Index was also quite strong, rising 30.8% over this 61-day span, while the mega-cap Russell Top 50 Index “eked out” a 14.8% advance.) Yet sustaining this lead proved too tall a task for small- and micro-cap stocks—and our hopes for a more lasting leadership shift were dashed. Large- and mega-cap companies soon recaptured market leadership while small- and micro-caps struggled on both an absolute and relative basis. The upshot was that for the year-to-date period ended 6/30/24, the Russell Microcap Index was down -0.8%, and the Russell 2000 gained 1.7%—while the Russell 1000 was up 14.2%, the mega-cap Russell Top 50 Index advanced 22.1%, and the Nasdaq Composite rose 18.6% for the same period.

Bigger Was (Still) Better in 2024’s First Half

Returns for Russell Indexes, 12/31/23-6/30/24

Past performance is no guarantee of future results.

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LETTER TO OUR STOCKHOLDERS

The first half of 2024 was one of those periods that look fairly placid when judged by the returns for the major stock indexes—yet the first six months had their share of volatility—as well as a short-lived leadership shift in favor of small-cap.

Needless to say, the last decade-plus has been a difficult period for most small-cap investors. Over the last 10 calendar years, the Russell 2000 outperformed the Russell 1000 only once—in 2016. The current extended period of small-cap underperformance is comparatively rare, though not without precedent. As we always do when looking farther back than the 12/31/78 inception date for the Russell 2000 and Russell 1000, we use the Center for Research in Security Prices 6-10 (“CRSP 6-10”) and CRSP 1-5 Indexes as our respective proxies for small- and large-cap stocks. Going back nearly a century to 12/31/31 through 6/30/24, we see eight market capitalization-based outperformance cycles, with the most recent period, which began in 2014, still in effect. The four small-cap cycles lasted longer on average, running 14, 11, 10, and 15 years, while large-cap cycles lasted 12, 5, and 16 years, with the current cycle running for just over 10.

We think it’s also important to keep the events that have characterized the current cycle in context. After all, these mostly lengthy relative performance cycles do not occur in a vacuum. The current period encompasses the bulk of the zero interest rate, easy money epoch, the covid pandemic and its aftermath, and the fastest rate of increase in interest rates in U.S. history. In other words, the cycle has featured not one, not two, but three anomalous occurrences—along with a larger-than-usual dose of uncertainty that can most vividly be seen in the specter of recession that has loomed over the economy through much of the last three-plus years. To this already long list we could add the constant thrum of expectations that the Fed would lower interest rates—which has been the insistent backbeat of the first several months of 2024.

THE JULY SURPRISE—IS SMALL-CAP A WORTHY CANDIDATE?

Against this exceptionally atypical backdrop, we can now layer in the market’s results in July—which were so pronounced (to say nothing of being long overdue in our view) that market observers quickly christened it “The Great Rotation.” So, what created all of this attention? In July, the Russell 2000 advanced 10.2% and the Russell Microcap increased 11.9% versus a gain of 1.5% for the Russell 1000 and respective losses of -0.4% and -0.7% for the Russell Top 50 and Nasdaq. Additionally, the Russell 2000 Value Index finished July ahead of the Russell 2000 Growth Index, up 12.2% versus 8.2%. The Russell 2000’s edge versus the Nasdaq was the fourth widest spread since the inception of the small-cap index after November 2000, December 2000 and February 2001. Relative to both the Russell 1000 and S&P 500, it was small-cap’s third largest spread after January 1992 and February 2000.

Historically Small-Cap Cycles Have Averaged More Than a Decade

Average Monthly Relative Performance for CRSP 6-10 and CRSP 1-5, 12/31/31-6/30/24 (%)

Past performance is no guarantee of future results.

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LETTER TO OUR STOCKHOLDERS

The obvious question is, why are we seeing leadership shifts in favor of small-cap and to value (regardless of market cap size) happening now? The reason most frequently ventured has been the increased likelihood of a rate reduction in September. While we have no doubts that many small-cap stocks would receive a bump from lower rates, we also don’t see the likelihood of a September rate cut having been the catalyst (and in any case, we think that lower rates would likely fuel only a short-term spike). There is also the issue of timing. Fed Chair Jerome Powell alluded to a September rate cut as a strong possibility late in July—that is, after the nascent shifts were already well underway. Some have also pointed to the seemingly non-stop series of odd and unprecedented political events here in the U.S., though this, too, seems unconvincing. Markets dislike uncertainty more than almost anything else. From our perspective as experienced small-cap specialists and long-time market observers, it seems that the shift may be the product of one asset class—and style—giving way because investors began to recognize that there were other worthy candidates populating the investment landscape. Markets have been highly volatile of late.

It is also important to keep in mind that we have seen the market equivalent of head fakes numerous times over the last several years—short-term swings in favor of small-cap that inspired optimism that was quashed almost as quickly as it had arisen. The end of 2023 offered just the most recent example. Additionally, small-cap is not yet out of the woods. Even after its brief and decisive outperformance, the Russell 2000 remained -4.0% shy of its previous peak on 11/8/21 at the end of July. The markets has been highly volatile of late, with the hellacious downturn in early August offered a sobering reminder of the speed with which market dynamics can reverse.

CANVASSING THE PRECINCTS TO GAUGE SMALL-CAP’S SUPPORT

But recent volatility notwithstanding, we continue to see earnings acceleration as being the candidate most likely to ignite and sustain a small-cap leadership cycle, as we have been arguing for much of the last twelve months (though prior to July, the market admittedly kept insisting on disagreeing with us). Psychology and momentum can drive market returns over the short and even intermediate terms, but sooner or later, stocks tend to rise or fall based on an enterprise’s earnings. We think this is especially relevant now. At the end of June, the Russell 2000 had a near-record number of companies with no earnings, a total of 43.2%. At first glance, this may seem to run counter to our point. However, earnings acceleration is still expected to be higher for small-cap companies than for large-cap businesses through the end of 2024.

Small-Cap’s Estimated Earnings Growth is Expected to Be Higher in 2024 and 2025 Than Large-Cap’s

One Year EPS Growth

Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock. The EPS Growth Estimates are the pre-calculated mean one-year EPS growth rate estimates by brokerage analysts. Estimates are the average of those provided by analysts working for brokerage firms who provide research coverage on each individual security as reported by FactSet. All non-equity securities, investment companies, companies without brokerage analyst coverage are excluded. Source: FactSet.

As active managers who focus on companies with steady earnings growth and/or high growth prospects, we are encouraged by this forecast, having identified many worthy candidates in our portfolios who appear poised to benefit from strong earnings, improved profitability, or earnings recovery. We think the case for our chosen asset class gains additional credence from the substantially more attractive valuations for small-caps compared to their larger peers, based on our preferred index valuation metric of EV/EBIT or enterprise value over earnings before interest & taxes.

We are admittedly biased in favor of our own candidate for market leadership but at the same time see the combination of cheaper relative valuations and better earnings as powerful arguments in favor of small-cap re-taking—and holding onto—market leadership in the comings months.

Amid the difficulties of volatile markets and economic uncertainty, we think it’s crucial to remind investors of the opportunity to build their small-cap allocation at attractively low and/or reasonable prices—and we see these unsettled and at times unsettling days as an opportune time to invest in select small-caps for the long run.

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LETTER TO OUR STOCKHOLDERS

Relative Valuations for Small Caps vs. Large Caps Are Near Their Lowest in 25 Years

Russell 2000 vs. Russell 1000 Median LTM EV/EBIT¹ (ex. Negative EBIT Companies), 6/30/99- 6/30/24

1 Earnings Before Interest and Taxes

Past performance is no guarantee of future results. Source: FactSet

ALL MARKET CYCLES HAVE TERM LIMITS

To that end, we think it’s worth pointing out (as we often do) that all market cycles are finite. Neither the most bullish phases nor the most bearish downturns last forever. The same is true of flat markets or those more volatile periods in which investors can’t seem to make up their minds. Throughout the recent extended period of leadership for large- and mega-cap stocks, however, we recognize that it’s been easy to forget that market cycles have their kind of term limits. Indeed, we have been small-cap specialists with a long-term investment horizon for long enough to know that patience is a critical investment virtue—and that finding attractively valued opportunities during periods of relative underperformance creates the foundation for rewarding long-term results. So, while we have not been entirely happy with where the market has been over the last several years, we also understand that none of us gets an ideal set of market or economic conditions, at least not for very long. We thus always seek to make the best of the conditions we are given, secure in the knowledge that what we as a firm have been doing for the last 50-plus years should continue to stand us in good stead over full market cycles and other long-term spans. And even factoring in the formidable challenges of ongoing geopolitical and economic uncertainty, along with our own ideologically fraught politics, our conviction in the long-term prospects for small-cap investing remains strong and undiminished. In fact, our research shows that presidential election years have historically signaled good times for small-cap stocks.

Average Total Returns for the Russell 2000 and Russell 1000 After the Last 10 Presidential Elections

As of 6/30/24

Past performance is no guarantee of future results.

We understand that, while investment outcomes are perennially uncertain, the challenges we listed above are almost guaranteed to test the mettle, if not the blood pressure, of even the most sanguine and experienced investment hands. We also understand that more volatile markets lead many investors to press the ‘pause’ button as

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LETTER TO OUR STOCKHOLDERS

Russell 2000 Calendar-Returns and Intra-Calendar-Year Largest Declines

From 12/31/99-6/30/24 (%)

1Year-to-date data is not included in averages.

Past performance is no guarantee of future results.

they await better days. With that said, there are two charts that sum up our thinking at this writing as to why waiting is seldom a sound strategy. The first shows how common deep intra-year declines have been over the last quarter century.

The second shows what we might call the missed opportunities created by waiting too long to re-enter the market.

Average 12 Month Returns for the Russell 2000 During a Recovery Depending on Various Entry Points

From 10/5/79 through 6/30/24

Past performance is no guarantee of future results.

Against the backdrop of moderating inflation, normalized interest rates, and a still growing U.S. economy, we believe that, as the economy continues to stabilize, valuations for businesses that have lagged or largely sat out the mega-cap outperformance administration remain likeliest to rise. With no recession having materialized nearly three years after its imminent arrival being predicted, we see the probability of a soft landing for the resilient U.S. economy—which, we don’t hesitate to repeat, will begin to see more tangible benefits of reshoring, the CHIPS Act, and numerous infrastructure projects in the second half of 2024. Amid the difficulties of volatile markets and economic uncertainty (to say nothing of the incessant media noise that always accompanies election years), we think it’s crucial to remind investors of the opportunity to build their small-cap allocation at attractively low and/or reasonable prices—and we see these unsettled and at times unsettling days as an opportune time to invest in select small-caps for the long run.

Sincerely

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Portfolio Manager	Chief Executive Officer, and	Co-Chief Investment Officer
Co-Chief Investment Officer

August 12, 2024

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Performance

NAV Average Annual Total Returns

As of June 30, 2024 (%)

										SINCE	INCEPTION
	YTD¹	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	INCEPTION	DATE
Royce Global Trust	7.08	16.63	-1.21	6.82	5.68	N/A	N/A	N/A	N/A	6.10	10/17/13
Royce Micro-Cap Trust	4.79	14.79	-0.02	11.69	8.34	12.31	8.72	10.32	10.80	10.64	12/14/93
Royce Small-Cap Trust	4.67	13.94	0.99	9.85	8.34	11.87	8.31	9.28	10.17	10.31	11/26/86
INDEX
MSCI ACWI Small Cap Index	2.29	10.64	-0.75	7.31	6.23	10.07	8.16	7.84	7.55	N/A	N/A
Russell Microcap Index	-0.84	5.96	-7.85	5.55	5.53	10.16	6.10	N/A	N/A	N/A	N/A
Russell 2000 Index	1.73	10.06	-2.58	6.94	7.00	11.24	7.85	7.60	8.87	N/A	N/A
[1] Not annualized.

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.royceinvest.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Each Fund is subject to market risk-the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as the recent Covid pandemic or the recent conflicts in Ukraine and the Middle East, that may not be directly related to the issuer of a security held by a Fund. These conflicts and the recent pandemic could adversely affect global market, financial, and economic conditions in ways that cannot necessarily be foreseen. Investments in securities of micro-cap or small-cap companies may involve considerably more risk than investments in securities of larger-cap companies. Investments in securities of foreign issuers may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments are usually denominated in foreign currencies and the Funds do not intend to hedge their foreign currency exposures, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Royce Global Trust invests a significant portion of its assets in foreign companies. A broadly diversified portfolio does not ensure a profit or guarantee against loss. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Global, Micro-Cap, and Small-Cap Trust shares of common stock trade on the NYSE. Royce Fund Services, LLC (“RFS”) is a member of FINRA and files certain material with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

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MANAGER’S DISCUSSION (UNAUDITED)

Royce Global Trust (RGT)

Chuck Royce

FUND PERFORMANCE

For the year-to-date period ended 6/30/24, Royce Global Trust advanced 7.1% on a net asset value (NAV) basis and an impressive 14.1% based on its market price, well ahead of the 2.3% gain for its unleveraged benchmark, the MSCI ACWI Small Cap Index, for the same period. The Fund also beat its benchmark on an NAV basis for the 1-year period while trailing for the 3-, 5- and 10-year periods ended 6/30/24.

WHAT WORKED… AND WHAT DIDN’T

Eight of the Fund’s 10 equity sectors made positive contributions to performance in 2024’s first half, led by Financials, Industrials, and Information Technology. Health Care and Communication Services detracted while Energy made the smallest contribution. At the industry level, capital markets (Financials), trading companies & distributors (Industrials), and semiconductors & semiconductor equipment (Information Technology) were the biggest contributors while the top detractors were building products (Industrials), media (Communication Services), and specialty retail (Consumer Discretionary).

At the position level, the top contributor was FTAI Aviation, an aircraft engine lessor that also offers a cost-effective engine maintenance, repair, and exchange program that is eagerly sought by smaller airlines. FTAI’s shares rose largely because of strong industry fundamentals—the company beat earnings estimates for 1Q24 and announced large multi-year deals for its workhorse V2500 engines with LATAM Airlines Chile and International Aero Engines—increased earnings power from the internalization of a management agreement, and the purchase of a key manufacturing facility from Lockheed Martin. Vistry Group designs, builds, and sells new homes for both private customers and social landlords. It offers a portfolio of properties ranging from one- and two-bedroom apartments to five and six bedroom detached family homes. We like its asset-light business model and its ongoing prospects as lower mortgage rates in the U.K. should help to stoke demand. In its 2023 annual report, Vistry announced the successful integration of an acquisition, implemented a strategy to focus exclusively on its resilient Partnerships model, and delivered a robust performance relative to its peers. Headquartered in Israel, Nova develops, produces, and markets monitoring and measurement systems for the semiconductor manufacturing industry. In May, Nova reported better than expected revenue and earnings, as well as record operating and free cash flow, driven by high demand for its cutting-edge applications in logic, memory, and advanced semiconductor packaging.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/24 (%)[1]		Year-to-Date Through 6/30/24 (%)[2]
FTAI Aviation	1.55	EVI Industries	-0.47
Vistry Group	0.90	Carel Industries	-0.41
Nova	0.70	MarketWise Cl. A	-0.25
Protector Forsikring	0.63	IMCD	-0.24
Tel Aviv Stock Exchange	0.58	YouGov	-0.23
[1] Includes dividends		[2] Net of dividends

EVI Industries, which distributes commercial laundry and dry cleaning equipment, industrial boilers, and related parts for its U.S. customer base, was the top-detracting position in 2024’s first half. While continuing to operate effectively, both its business and stock have faced challenges, including declining profits, increased operating costs and interest expenses, competitive pressures, and environmental regulations. Listed in Italy, Carel Industries is a family owned, global leader in the manufacturing of niche electronic components such as controllers, sensors, and software for original equipment manufacturers in the HVAC and refrigeration sectors. Its products help air conditioners, humidifiers, and heat exchangers work more intelligently and effectively, resulting in improved energy efficiency and lower total cost of ownership. Tough comparables and a slowdown in the European heat pump market put pressure on its stock price in the first half. MarketWise offers a platform of subscription businesses that provides premium financial research, software, education, and tools for U.S. customers. Its business continues to normalize following a Covid-induced growth spurt that saw many people becoming first-time investors—and sustaining this level of growth has proven elusive. The company has reduced costs and staff while also getting rid of poorly performing products. We held a stake in each of these businesses at the end of June.

The Fund’s advantage over the MSCI ACWI Small Cap in the first half of 2024 was attributable to both stock selection and sector allocation decisions, with the former making the bigger impact. At the sector level, stock selection in Financials, Information Technology, and Consumer Discretionary did most to boost relative results. Conversely, stock selection detracted in Health Care, as did our lower weight in Energy and higher weight in Communication Services.

CURRENT POSITIONING AND OUTLOOK

The Fund’s focus remains on identifying and owning companies with durable competitive advantages that enable them to generate and sustain above-average returns on invested capital and compound stockholder value well into the future. While their stock prices are not immune to near-term market sentiments, over the long run quality companies within small cap have historically offered solid capital preservation in down markets while also participating strongly when small-caps flourish. Of course, we believe our companies boast generally strong long-term growth prospects, low debt, positive free cash flows, high ROIC, and/or proven management expertise. Overall, they appear well positioned for a market that at this writing appears more focused on fundamentals and/or from a reaccelerating global economy.

8  |  2024 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance

Average Annual Total Return (%) Through 6/30/24

	JAN-JUN 2024[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (10/17/13)
RGT (NAV)	7.08	16.63	-1.21	6.82	5.68	6.10
[1] Not Annualized

Market Price Performance History Since Inception (10/17/13)

Cumulative Performance of Investment through 6/30/24 1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)
RGT (NAV)	22.2%	45.0%	73.5%	N/A	N/A	81.9%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.

[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE.

Morningstar Style Map™As of 6/30/24

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 63 for additional information.

Value of $10,000

Invested on 10/17/13 as of 6/30/24 ($)

Top 10 Positions

% of Net Assets

Vistry Group	3.8
FTAI Aviation	2.8
Transcat	2.5
Sprott	2.4
APi Group	2.2
Protector Forsikring	2.1
Tel Aviv Stock Exchange	2.0
SEI Investments	1.9
Morningstar	1.9
EVI Industries	1.9

Portfolio Sector Breakdown

% of Net Assets

Industrials	36.2
Financials	23.1
Information Technology	15.0
Materials	7.6
Consumer Discretionary	7.1
Health Care	5.7
Communication Services	4.0
Energy	2.7
Consumer Staples	1.1
Real Estate	0.7
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-3.2

Calendar Year Total Returns (%)

YEAR	RGT
2023	16.1
2022	-27.0
2021	16.3
2020	19.7
2019	31.2
2018	-16.1
2017	31.1
2016	11.1
2015	-3.4
2014	-6.2

Portfolio Country Breakdown 1,2

% of Net Assets

United States	41.8
Canada	16.0
United Kingdom	11.8
Sweden	5.8
Israel	5.7
Australia	3.3

1 Represents countries that are 3% or more of net assets.

2 Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$80 million
Number of Holdings	116
Turnover Rate	8%
Net Asset Value	$12.55
Market Price	$11.12
Net Leverage[1]	3.2%
Average Market Capitalization[2]	$2,204 million
Weighted Average P/E Ratio[3,4]	22.2x
Weighted Average P/B Ratio[3]	2.8x
Active Share[5]	98%
[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[4]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (15% of portfolio holdings as of 6/30/24).
[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. The Fund generally invests a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2024.

2024 Semiannual Report to Stockholders  |  9

Royce Global Trust

Schedule of Investments

Common Stocks – 102.5%

	SHARES	VALUE
AUSTRALIA – 3.3%
Cochlear [1]	4,000	$883,323
IPH [1]	253,881	1,058,748
Steadfast Group [1]	53,300	219,628
Technology One [1]	40,400	499,023
Total (Cost $1,471,790)		2,660,722
BERMUDA – 0.9%
Bank of N.T. Butterfield & Son	21,000	737,520
Total (Cost $745,408)		737,520
BRAZIL – 1.1%
Odontoprev	171,600	348,719
TOTVS	97,885	532,842
Total (Cost $750,794)		881,561
CANADA – 16.0%
Alamos Gold Cl. A	94,100	1,476,106
Altus Group	14,760	545,064
AutoCanada [2]	45,840	644,350
Canaccord Genuity Group	97,143	600,731
Computer Modelling Group	101,500	978,608
Descartes Systems Group (The) [2,3]	8,424	815,780
IMAX Corporation [2]	51,171	858,138
Major Drilling Group International [2]	194,300	1,289,605
Onex Corporation	13,300	904,328
Pan American Silver [3]	12,700	252,476
Pason Systems	71,300	960,534
Sprott	45,635	1,892,382
TELUS Corporation	16,311	246,921
TMX Group	47,600	1,324,958
Total (Cost $8,700,909)		12,789,981
FRANCE – 0.7%
Ayvens [1]	39,000	227,909
Esker [1]	1,800	338,559
Total (Cost $516,235)		566,468
GERMANY – 0.6%
Carl Zeiss Meditec [1]	3,400	239,075
CompuGroup Medical [1]	3,300	84,108
STRATEC [1]	3,300	161,087
Total (Cost $626,695)		484,270
GREECE – 0.9%
Sarantis [1]	64,500	746,196
Total (Cost $554,222)		746,196
ICELAND – 0.3%
Embla Medical [1,2]	51,000	216,107
Total (Cost $321,244)		216,107
INDIA – 3.0%
AIA Engineering [1]	28,440	1,427,431
†BSE [1]	7,232	222,950
Dish TV India [1,2]	3,777,000	701,278
Total (Cost $1,613,622)		2,351,659
INDONESIA – 0.3%
Aspirasi Hidup Indonesia [1]	4,000,000	208,557
Total (Cost $169,716)		208,557

IRELAND – 0.6%
†Avadel Pharmaceuticals [2]	35,460	498,568
Total (Cost $590,636)		498,568
ISRAEL – 5.7%
Cellebrite DI [2]	80,868	966,373
Global-e Online [2]	5,200	188,604
Nova [2,3,4]	5,700	1,336,821
Phoenix Holdings [1]	48,500	442,437
Tel Aviv Stock Exchange [1]	222,300	1,590,189
Total (Cost $2,262,187)		4,524,424
ITALY – 0.8%
Carel Industries [1]	35,800	663,265
Total (Cost $434,504)		663,265
JAPAN – 1.6%
As One [1]	11,200	200,226
Fukui Computer Holdings [1]	10,800	169,892
NSD [1]	12,200	233,802
TechnoPro Holdings [1]	7,200	118,068
TKC Corporation [1]	25,500	550,516
Total (Cost $1,109,922)		1,272,504
MEXICO – 0.1%
Becle	63,000	113,638
Total (Cost $100,233)		113,638
NETHERLANDS – 1.0%
IMCD [1]	5,500	761,389
Total (Cost $387,492)		761,389
NEW ZEALAND – 0.4%
Fisher & Paykel Healthcare [1]	17,000	311,440
Total (Cost $101,973)		311,440
NORWAY – 2.1%
Protector Forsikring [1]	70,000	1,680,710
Total (Cost $521,854)		1,680,710
PANAMA – 0.5%
†Banco Latinoamericano de Comercio
Exterior Cl. E	13,716	406,954
Total (Cost $379,574)		406,954
SINGAPORE – 0.0%
Midas Holdings [2,5]	400,000	0
Total (Cost $50,439)		0
SOUTH AFRICA – 2.4%
CA Sales Holdings [1]	147,597	101,728
Curro Holdings [1]	258,594	160,066
KAL Group [1]	17,606	45,919
PSG Financial Services [1]	550,976	524,128
Stadio Holdings [1]	3,686,928	1,066,257
Total (Cost $1,162,114)		1,898,098
SWEDEN – 5.8%
Biotage [1]	37,900	581,703
Bravida Holding [1]	68,900	513,042
CDON [1,2]	25,000	305,749
Karnov Group [1,2]	145,381	970,501
OEM International Cl. B [1]	118,850	1,306,695

10 | 2024 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2024 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE
SWEDEN (continued)
†Teqnion [1,2]	47,800	$908,422
Total (Cost $3,739,649)		4,586,112
SWITZERLAND – 1.5%
Kardex Holding [1]	2,400	607,796
LEM Holding [1]	150	238,707
VZ Holding [1]	2,900	371,520
Total (Cost $482,877)		1,218,023
UNITED KINGDOM – 11.8%
Diploma [1]	8,200	427,856
DiscoverIE Group [1]	60,800	516,163
FDM Group Holdings [1]	46,800	242,497
Genuit Group [1]	54,600	297,642
Halma [1]	18,700	636,638
Judges Scientific [1]	7,600	975,680
Keystone Law Group [1]	95,940	822,238
Marlowe [1]	112,600	612,417
Mortgage Advice Bureau Holdings [1]	36,100	373,225
Restore [1]	83,000	281,236
RWS Holdings [1]	45,100	107,162
SThree [1]	146,600	760,847
Team Internet Group [1]	137,427	311,882
Vistry Group [1,2]	201,008	2,992,878
YouGov [1]	18,600	95,449
Total (Cost $6,902,355)		9,453,810
UNITED STATES – 41.1%
ACV Auctions Cl. A [2]	39,200	715,400
Air Lease Cl. A [3]	26,023	1,236,873
APi Group [2,3,4]	46,008	1,731,281
Arcosa	14,060	1,172,745
Artisan Partners Asset Management Cl. A	33,200	1,370,164
†Atmus Filtration Technologies [2]	25,370	730,149
Blue Owl Capital Cl. A	49,752	883,098
Diodes [2,3,4]	7,000	503,510
Element Solutions [3]	36,400	987,168
Enovis Corporation [2]	9,573	432,700
ESAB Corporation	15,120	1,427,782
EVI Industries [3]	79,273	1,499,845
FormFactor [2,3,4]	20,000	1,210,600
FTAI Aviation	21,360	2,204,993
GCM Grosvenor Cl. A	101,682	992,416
Griffon Corporation [3]	11,250	718,425
Hagerty Cl. A [2]	39,300	408,720
Innospec [3]	6,228	769,719
Kadant [3]	2,664	782,630
KBR [3]	18,240	1,169,914
Lindsay Corporation [3]	5,047	620,175
MarketWise Cl. A	123,100	142,796
Mesa Laboratories	3,829	332,242
Morningstar [3]	5,090	1,505,876
NewtekOne	22,650	284,710
nLIGHT [2]	73,100	798,983
PAR Technology [2,3,4]	24,241	1,141,509
PureTech Health [1,2]	20,000	46,292
Reddit Cl. A [2]	100	6,389
Repligen Corporation [2]	1,286	162,113
Richardson Electronics	11,356	135,023
Royal Gold	6,320	791,011
SEI Investments [3]	24,050	1,555,795
Transcat [2,3]	16,377	1,959,999
†Viper Energy	32,049	1,202,799
Vontier Corporation [3]	29,889	1,141,760
Total (Cost $21,914,646)		32,775,604
TOTAL COMMON STOCKS
(Cost $55,611,090)		81,807,580
INVESTMENT COMPANIES – 0.7%
UNITED STATES – 0.7%
VanEck Junior Gold Miners ETF	12,500	526,500
(Cost $547,814)		526,500
REPURCHASE AGREEMENT– 1.2%
Fixed Income Clearing Corporation, 4.75% dated 6/28/24, due 7/1/24, maturity value $980,793 (collateralized by obligations of U.S. Government Agencies, 0.125% due 4/15/27, valued at $1,000,047)

(Cost $980,405)	980,405
TOTAL INVESTMENTS – 104.4%
(Cost $57,139,309)	83,314,485
LIABILITIES LESS CASH AND OTHER ASSETS – (4.4)%	(3,505,677)

NET ASSETS – 100.0%	$79,808,808

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2024 Semiannual Report to Stockholders | 11

Royce Global Trust	June 30, 2024 (unaudited)

†	New additions in 2024.
[1]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.
[2]	Non-income producing.
[3]	All or a portion of these securities were pledged as collateral in connection with the Fund's revolving credit agreement as of June 30, 2024. Total market value of pledged securities as of June 30, 2024, was $9,150,099.

[4]	As of June 30, 2024, a portion of these securities, in the aggregate amount of $2,763,987, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund's revolving credit agreement. See Notes to Financial Statements.
[5]	A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund's Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities are categorized by the country of their headquarters.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2024, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $57,320,176. As of June 30, 2024, net unrealized appreciation for all securities was $25,994,309 consisting of aggregate gross unrealized appreciation of $29,712,582 and aggregate gross unrealized depreciation of $3,718,273. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

12 | 2024 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Trust	June 30, 2024 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$82,334,080
Repurchase agreements (at cost and value)	980,405
Cash	266,087
Foreign currency (cost $16,991)	16,972
Receivable for dividends and interest	376,649
Receivable for insurance reimbursement	667,836
Prepaid expenses and other assets	15,114
Total Assets	84,657,143
LIABILITIES:
Revolving credit agreement	4,000,000
Payable for investments purchased	29,658
Payable for investment advisory fee	65,465
Payable for directors’ fees	6,381
Payable for interest expense	21,733
Accrued legal expense	667,836
Accrued other expenses	15,139
Deferred capital gains tax	42,123
Total Liabilities	4,848,335
Contingent Liabilities[1]
Net Assets	$79,808,808
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 6,361,220 shares outstanding (150,000,000 shares authorized)	$56,154,829
Total distributable earnings (loss)	23,653,979
Net Assets (net asset value per share - $12.55)	$79,808,808
Investments at identified cost	$56,158,904

[1]	See Notes to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2024 Semiannual Report to Stockholders | 13

Royce Global Trust	Six Months Ended June 30, 2024 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$974,200
Foreign withholding tax	(63,183)
Interest	27,295
Rehypothecation income	16
Total income	938,328
EXPENSES:
Investment advisory fees	384,598
Legal expense [1]	667,836
Interest expense	131,818
Custody and transfer agent fees	36,555
Stockholder reports	34,346
Administrative and office facilities	23,719
Professional fees	21,396
Directors’ fees	12,247
Other expenses	15,987
Insurance reimbursement of legal expense [1]	(667,836)
Total expenses	660,666
Net investment income (loss)	277,662
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	(1,017,010)
Foreign currency transactions	(1,627)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	5,976,878
Other assets and liabilities denominated in foreign currency	(5,214)
Net realized and unrealized gain (loss) on investments and foreign currency	4,953,027
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$5,230,689

[1]	The Fund incurred $667,836 in legal fees and expenses in connection with an action filed on June 29, 2023 against the Fund and numerous unrelated funds in Saba Capital Master Funds., Ltd., et al. v. Clearbridge Energy Midstream Opportunity Fund, Inc., et al., No. 1:23-cv-05568 (S.D.N.Y.). The Fund was reimbursed under its insurance policy. See Notes to Financial Statements.

14 | 2024 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED 6/30/24 (UNAUDITED)	YEAR ENDED 12/31/23

INVESTMENT OPERATIONS:
Net investment income (loss)	$277,662	$(307,034)
Net realized gain (loss) on investments and foreign currency	(1,018,637)	170,469
Net change in unrealized appreciation (depreciation) on investments and foreign currency	5,971,664	10,485,406
Net increase (decrease) in net assets from investment operations	5,230,689	10,348,841
DISTRIBUTIONS:
Total distributable earnings	–	(946,548)
Total distributions	–	(946,548)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	–	483,560
Total capital stock transactions	–	483,560
Net Increase (Decrease) In Net Assets	5,230,689	9,885,853
NET ASSETS:
Beginning of period	74,578,119	64,692,266
End of period	$79,808,808	$74,578,119

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2024 Semiannual Report to Stockholders | 15

Royce Global Trust	Six Months Ended June 30, 2024 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$5,230,689
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(6,882,245)
Proceeds from sales and maturities of long-term investments	6,111,407
Net purchases, sales and maturities of short-term investments	892,319
Net (increase) decrease in dividends and interest receivable and other assets	(138,014)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(112,874)
Net change in unrealized appreciation (depreciation) on investments	(5,976,878)
Net realized gain (loss) on investments	1,017,010
Net cash provided by operating activities	141,414
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	–
Net cash used for financing activities	–
INCREASE (DECREASE) IN CASH:	141,414
Cash and foreign currency at beginning of period	141,645
Cash and foreign currency at end of period	$283,059

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2024, the Fund paid $132,543 in interest expense.

16 | 2024 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/24
	(UNAUDITED)	12/31/23		12/31/22	12/31/21	12/31/20	12/31/19
Net Asset Value, Beginning of Period	$11.72	$10.25		$14.26	$14.95	$13.60	$10.42
INVESTMENT OPERATIONS:
Net investment income (loss)	0.04	(0.05	)1,[2]	0.09	(0.01)	(0.05)	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.79	1.69		(3.96)	2.19	2.63	3.18
Net increase (decrease) in net assets from investment operations	0.83	1.64		(3.87)	2.18	2.58	3.24
DISTRIBUTIONS:
Net investment income	–	–		(0.10)	(0.09)	–	(0.06)
Net realized gain on investments and foreign currency	–	(0.15)		(0.03)	(2.66)	(1.19)	–
Return of capital	–	–		(0.00)	–	–	–
Total distributions	–	(0.15)		(0.13)	(2.75)	(1.19)	(0.06)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–	(0.02)		(0.01)	(0.12)	(0.04)	(0.00)
Total capital stock transactions	–	(0.02)		(0.01)	(0.12)	(0.04)	(0.00)
Net Asset Value, End of Period	$12.55	$11.72		$10.25	$14.26	$14.95	$13.60
Market Value, End of Period	$11.12	$9.75		$8.65	$13.12	$13.36	$11.69
TOTAL RETURN:[3]
Net Asset Value	7.08%[4]	16.15%		(27.04)%	16.34%	19.67%	31 .20%
Market Value	14.05%[4]	14.50%		(33.08)%	19.77%	24.42%	32 .33%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.00%[5]	1.00%		1.00%	1.00%	1.00%	1 .00%
Other operating expenses	0.72%[5]	1.52%[1]		0.54%	0.39%	0.34%	0 .50%
Total expenses (net)	1.72%[5]	2.52%[1]		1.54%	1.39%	1.34%	1 .50%
Expenses excluding interest expense	1.38%[5]	2.15%[1]		1.38%	1.33%	1.24%	1 .29%
Expenses prior to balance credits	1.72%[5]	2.52%[1]		1.54%	1.39%	1.34%	1 .50%
Net investment income (loss)	0.72%[5]	(0.45	)%1,[2]	0.79%	(0.13)%	(0.15)%	0 .46%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$79,809	$74,578		$64,692	$89,394	$83,752	$142,810
Portfolio Turnover Rate	8%	14%		24%	52%	54%	48%
REVOLVING CREDIT AGREEMENT:
Asset coverage	2095%	1964	%	1717%	2335%	1147%	1885%
Asset coverage per $1,000	$20,952	$19,645		$17,173	$23,349	$11,469	$18,851

[1]	Due to an action filed against the Fund and numerous unrelated funds in Saba Capital Master Funds., Ltd., et al. v. Clearbridge Energy Midstream Opportunity Fund, Inc., et al., No.1:23-cv-05568 (S.D.N.Y.), the Fund accrued net $500,000 in legal fees and expenses which resulted in a decrease in net investment income (loss) per share of $0.08, a decrease in the ratio of net investment income (loss) to average net assets of 0.73% and an increase in the noted expense ratios to average net assets of 0.73%.

[2]	A special distribution from Tel Aviv Stock Exchange resulted in an increase in net investment income (loss) per share of $0.02 and an increase in the ratio of net investment income (loss) to average net assets of 0.17%.

[3]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

[4]	Not annualized

[5]	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2024 Semiannual Report to Stockholders | 17

Royce Global Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies

Royce Global Trust, Inc. (formerly Royce Global Value Trust, Inc.) (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

 Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”). As of June 30, 2024, officers and employees of Royce, Fund directors, the Royce retirement plans and other affiliates owned more than 16% of the Fund.

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Portfolio securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund's Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable

18 | 2024 Semiannual Report to Stockholders

Royce Global Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;

●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of June 30, 2024. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$50,649,330	$31,158,250	$0	$81,807,580
Investment Companies	526,500	-	-	526,500
Repurchase Agreement	-	980,405	-	980,405

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of June 30, 2024, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund invests a significant portion of its assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments in securities of foreign companies are usually denominated in foreign currencies and the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

For the purposes of the Statement of Cash Flows, the Fund defines Cash as cash, including foreign currency.

2024 Semiannual Report to Stockholders | 19

Royce Global Trust

Notes to Financial Statements (unaudited) (continued)

DISTRIBUTIONS AND TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Fund may be subject to a tax imposed on capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

INDEMNIFICATION PROVISIONS:

Reference is made to Maryland law, the Fund’s Articles of Incorporation, as amended and supplemented, and the Fund’s Amended and Restated By-laws, each of which provides for the indemnification by the Fund of the Fund’s officers and directors under the circumstances and to the extent set forth therein. Reference is also made to the investment advisory agreement between the Fund and Royce which provides for the indemnification by the Fund of Royce under the circumstances and to the extent set forth therein. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification provisions in favor of such service providers and other covered persons. The amount of any potential Fund liability under these indemnification arrangements, if any, currently cannot be determined with any degree of specificity. The Fund is not currently in possession of any information that would cause it to believe that the Fund is reasonably likely to be subject to any material adverse impact from the operation of these indemnification arrangements. No assurance can be given, however, that the Fund will not incur any liability from the operation of these indemnification arrangements. Any future liability to the Fund that may arise from the operation of such arrangements will be publicly disclosed to the extent required by relevant accounting guidance and applicable laws, rules, and regulations.

Capital Stock:

The Fund issued 50,902 shares of Common Stock as reinvestment of distributions for the year ended December 31, 2023.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of June 30, 2024, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

20 | 2024 Semiannual Report to Stockholders

Royce Global Trust

Notes to Financial Statements (unaudited) (continued)

Borrowings (continued):

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The current maximum amount the Fund may borrow under the credit agreement is $4,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $15,000,000.

As of June 30, 2024, the Fund had outstanding borrowings of $4,000,000. During the six-month period ended June 30, 2024, the Fund had an average daily loan balance of $4,000,000 at a weighted average borrowing cost of 6.52%. The maximum loan balance outstanding during the six-month period ended June 30, 2024, was $4,000,000. As of June 30, 2024, the aggregate value of rehypothecated securities was $2,763,987. During the six-month period ended June 30, 2024, the Fund earned $16 in fees from rehypothecated securities.

Investment Advisory Agreement:

The investment advisory agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.00% of the Fund’s average daily net assets, computed daily and payable monthly. For the six months ended June 30, 2024, the Fund expensed Royce investment advisory fees totaling $384,598.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2024, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $6,911,696, and $6,109,780, respectively.

Commitments/Contingencies:

On June 29, 2023, an action was filed against the Fund and numerous unrelated funds in Saba Capital Master Funds., Ltd., et al. v. Clearbridge Energy Midstream Opportunity Fund, Inc., et al., No. 1:23-cv-05568 (S.D.N.Y.) that sought rescission of the defendants’ election to opt into the provisions of the Maryland Control Share Acquisition Act (the “MCSAA”). On January 4, 2024, the U.S. District Court for the Southern District of New York issued an opinion and order that, among other things, declared that the resolutions opting into the MCSAA violate a provision of the Investment Company Act of 1940 and ordered that those resolutions “be rescinded forthwith.” Following an appeal by the Fund and the other remaining defendants, the district court’s judgment was affirmed in full by the United States Court of Appeals for the Second Circuit on June 26, 2024. The Fund is evaluating its options in light of these decisions.

For the six months ended June 30, 2024, the Fund incurred $667,836 (which was payable as of June 30, 2024 and was paid by the Fund in July 2024) in legal fees and expenses in connection with this action. The Fund was subsequently reimbursed such amount under its insurance policy. The deductible amount for this action under the Fund’s insurance policy is $500,000 and was met in 2023. Any additional amounts incurred for legal fees and expenses for this action are also expected to be reimbursed to the Fund by the insurer.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure, other than as disclosed within.

2024 Semiannual Report to Stockholders | 21

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Trust (RMT)

Chuck Royce, Jim Stoeffel,

Brendan Hartmann

FUND PERFORMANCE

Royce Micro-Cap Trust (RMT) advanced 4.8% on an NAV (net asset value) basis and 3.3% on a market price basis in the year-to-date period ended 6/30/24, a gain of 1.7% for its primary unleveraged benchmark, the small-cap Russell 2000 Index, and a loss of -0.8% for its secondary benchmark, the unleveraged Russell Microcap Index, for the same period. The Fund beat the Russell 2000 on both an NAV and market price basis for the 1-, 3-, 5-, 10-, 15-, 20-, 25-, 30-year, and since inception (12/14/93) periods ended 6/30/24.

WHAT WORKED... AND WHAT DIDN’T

Seven of RMT’s 11 equity sectors had a positive effect on performance in 2024’s first half, with the biggest positive contributions coming from Industrials, Information Technology, and Energy. Health Care, Consumer Discretionary, and Real Estate were the detractors. At the industry level, semiconductors & semiconductor equipment (Information Technology), construction & engineering (Industrials), and chemicals (Materials) were the top contributors while the biggest detractors were life sciences tools & services (Health Care), electronic equipment, instruments & components (Information Technology), and professional services (Industrials).

The Fund’s top contributor at the position level was Camtek, which designs and manufactures high-end metrology and inspection systems for the semiconductor industry. Accelerated demand for High Band Width Memory chips for Artificial Intelligence (“AI”) applications has boosted demand for its technology. IES Holdings designs and installs electrical and technology systems into numerous infrastructure segments. Through a thoughtful growth strategy, IES has slowly built scale in each of its four business segments, resulting in rapidly improving operating profitability. Aspen Aerogels manufactures aerogel insulation products that have many applications for industrial uses, but most importantly for use in electric vehicles (“EVs”). “Thermal runaway” is the phenomenon in which the lithium-ion battery cell enters an uncontrollable, self-heating state causing a vehicle to catch on fire. Aspen’s PyroThin Technology has earned a reputation for preventing thermal runaway, which has been reflected in the number of critical wins for its products in the EV space. After a period of significant investment in building out manufacturing capacity, the company is beginning to ramp up production at scale, which in turn is driving strong growth in revenues and operating profitability.

RMT’s biggest detractor at the position level was Quanterix Corporation, which offers an ultra-sensitive digital immunoassay platform that’s used in research and in-vitro diagnostics. Its shares fell sharply in March due to the FDA’s concerns about another company’s similar technology and increased competition in Quanterix’s total addressable market. Luna Innovations provides optical test and measurement services. Luna had serious accounting issues that resulted in a rapid share price decline. Normally, we would be sellers after such a dramatic and unexpected turn. However, Luna’s Board of Directors acted decisively, bringing in an experienced management team. Moreover, our underlying investment case centered on what we believe is highly promising technology that should ultimately provide asset support to the shares, so we are holding our position until we have more clarity on the underlying accounting issues.

Forrester Research is a subscription-based information technology research company geared toward helping businesses maximize the use of emerging technologies. Declines in IT spending during 2023, as well as Forrester’s ongoing change to its go-to-market strategy, which includes culling smaller clients and retraining its existing sales force, are weighing on contract value and sales growth in 2024. Although the pace of progress is testing investor patience, we acted in a contrarian fashion by adding shares in 2024’s first half.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/24 (%)[1]		Year-to-Date Through 6/30/24 (%)[2]

Camtek	1.17	Quanterix Corporation	-0.56
IES Holdings	0.83	Luna Innovations	-0.41
Aspen Aerogels	0.78	Forrester Research	-0.37
Nova	0.63	Mesa Laboratories	-0.36
Onto Innovation	0.54	nLIGHT	-0.34
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

Being a micro-cap investor has recently felt like being in an extended production of Waiting for Godot. The market remains focused on when—or if—the Fed will begin to lower rates, and by how much. While earnings for the companies in the portfolio have remained generally solid, it is increasingly clear to us the economy and inflation are slowing. The market remains hyper-focused on each day-to-day release of economic data, but we remain focused on what we see as significant intermediate-term opportunities for our holdings. We believe we are in the early innings of secular changes related to opportunities such as the reshoring of U.S. industrial capacity, increased infrastructure spending, and the increased use cases around artificial intelligence, among other technologies. We expect these trends to benefit the “pick and shovel” providers in our portfolio for years to come. Lastly, we would be remiss if we ignored the increasing political uncertainty in the U.S. and throughout the world. As noted, we generally embrace short-term volatility as a longer-term investment opportunity, but the unsettled political environment seems to be increasing the potential of black swan events.

22 | 2024 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance

Average Annual Total Return (%) Through 6/30/24

	JAN-JUN 2024[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (12/14/93)
RMT (NAV)	4.79	14.79	-0.02	11.69	8.34	12.31	8.72	10.32	10.80	10.64
[1]	Not annualized

Market Price Performance History Since Inception (12/14/93)
Cumulative Performance of Investment through 6/30/241

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)
RMT	14.1%	71.5%	115.4%	495.3%	379.1%	1754.4%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund's 1994 rights offering.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

Morningstar Style Map™ As of 6/30/24

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 63 for additional information.

Value of $10,000

Invested on 6/30/2000 (Russell Microcap Inception)
as of 6/30/24 ($)

Top 10 Positions

% of Net Assets

Transcat	3.3
PAR Technology	2.5
Sprott	2.2
Camtek	2.2
Major Drilling Group International	1.9
Mesa Laboratories	1.9
Aspen Aerogels	1.8
IES Holdings	1.5
Onto Innovation	1.5
nLIGHT	1.4

Portfolio Sector Breakdown

% of Net Assets

Information Technology	24.4
Industrials	21.4
Financials	14.9
Health Care	10.4
Materials	7.4
Consumer Discretionary	7.0
Energy	5.6
Communication Services	3.1
Real Estate	1.7
Consumer Staples	0.6
Utilities	0.2
Investment Companies	0.6
Preferred Stock	0.0
Cash and Cash Equivalents, Net of Outstanding Line of Credit	2.7

Calendar Year Total Returns (%)

YEAR	RMT
2023	16.6
2022	-16.9
2021	19.2
2020	33.6
2019	22.4
2018	-11.6
2017	17.7
2016	22.0
2015	-11.7
2014	3.5
2013	44.5
2012	17.3
2011	-7.7
2010	28.5
2009	46.5

Portfolio Diagnostics

Fund Net Assets	$535 million
Number of Holdings	251
Turnover Rate	16%
Net Asset Value	$10.56
Market Price	$9.19
Average Market Capitalization[1]	$816 million
Weighted Average P/B Ratio [2]	2.0x
Active Share [3]	95%
U.S. Investments (% of Net Assets)	73.6%
Non-U.S. Investments (% of Net Assets)	23.7%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2024.

2024 Semiannual Report to Stockholders | 23

Royce Micro-Cap Trust

Schedule of Investments
Common Stocks – 96.7%

	SHARES	VALUE
COMMUNICATION SERVICES – 3.1%
ENTERTAINMENT - 1.0%
Chicken Soup for the Soul Entertainment Cl. A [1]	346,930	$67,305
IMAX Corporation [1]	321,900	5,398,263
		5,465,568
INTERACTIVE MEDIA & SERVICES - 1.0%
QuinStreet [1]	271,200	4,499,208
†Vimeo [1]	240,558	897,281
ZipRecruiter Cl. A [1]	11,378	103,426
		5,499,915
MEDIA - 1.1%
Magnite [1]	298,173	3,962,719
TechTarget [1]	50,000	1,558,500
		5,521,219
Total (Cost $14,482,088)		16,486,702
CONSUMER DISCRETIONARY – 7.0%
AUTOMOBILE COMPONENTS - 1.3%
Patrick Industries [2]	8,360	907,478
Sebang Global Battery [3]	50,500	3,806,355
Standard Motor Products [2]	47,460	1,316,066
Stoneridge [1,2]	56,200	896,952
		6,926,851
DIVERSIFIED CONSUMER SERVICES - 1.2%
Park Lawn	50,000	950,623
Universal Technical Institute [1]	355,500	5,592,015
		6,542,638
HOTELS, RESTAURANTS & LEISURE - 1.6%
Century Casinos [1]	222,500	616,325
Inspired Entertainment [1]	150,000	1,372,500
Lindblad Expeditions Holdings [1,2]	629,194	6,071,722
Nathan's Famous	5,984	405,596
		8,466,143
HOUSEHOLD DURABLES - 1.4%
†Beazer Homes USA [1]	26,864	738,223
Cavco Industries [1,2,4]	6,210	2,149,715
Legacy Housing [1]	162,038	3,717,152
Lifetime Brands [2]	119,294	1,024,735
		7,629,825
LEISURE PRODUCTS - 0.3%
Clarus Corporation	254,903	1,715,497
SPECIALTY RETAIL - 1.2%
AutoCanada [1]	321,700	4,521,977
†Leslie's [1]	132,179	553,830
Shoe Carnival [2]	34,632	1,277,575
		6,353,382
Total (Cost $30,316,381)		37,634,336
CONSUMER STAPLES – 0.6%
CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.0%
Rite Aid [1,3]	200,000	2,000
FOOD PRODUCTS - 0.6%
CubicFarm Systems [1]	40,000	6,140
J G Boswell Company [3]	2,490	1,406,875
John B. Sanfilippo & Son [2]	7,900	767,643
Seneca Foods Cl. A [1]	14,474	830,808
		3,011,466
Total (Cost $3,667,677)		3,013,466

ENERGY - 5.6%
ENERGY EQUIPMENT & SERVICES - 3.1%
Bristow Group [1,2]	177,900	5,964,987
Newpark Resources [1]	219,184	1,821,419
Pason Systems	280,983	3,785,327
SEACOR Marine Holdings [1,2]	216,957	2,926,750
†Select Water Solutions Cl. A	129,104	1,381,413
TerraVest Industries	11,952	631,563
		16,511,459
OIL, GAS & CONSUMABLE FUELS - 2.5%
Dorchester Minerals L.P.	76,981	2,374,864
Dorian LPG	72,669	3,049,191
Kimbell Royalty Partners L.P.	55,724	911,645
Navigator Holdings	175,000	3,055,500
Northern Oil & Gas [2]	34,200	1,271,214
REX American Resources [1]	13,750	626,863
†Riley Exploration Permian	28,533	807,769
StealthGas [1]	229,664	1,688,030
		13,785,076
Total (Cost $22,603,418)		30,296,535
FINANCIALS - 14.9%
BANKS - 2.5%
Bank of N.T. Butterfield & Son	21,867	767,969
Chemung Financial [2]	31,000	1,488,000
Citizens Bancshares [3]	3,615	164,338
CNB Financial	20,766	423,834
†Coastal Financial [1]	9,963	459,693
†Dime Community Bancshares	21,304	434,601
First Bancshares (The)	16,393	425,890
†First Foundation	72,814	476,932
First National Bank Alaska [3]	787	153,662
HBT Financial	66,916	1,366,425
†Hingham Institution for Savings	2,497	446,663
Live Oak Bancshares [2]	30,900	1,083,354
Midway Investments [1,5]	735,647	0
OP Bancorp	38,163	365,983
†Origin Bancorp	13,238	419,909
United Bancorporation of Alabama [3]	3,919	188,700
†Unity Bancorp	14,582	431,190
Virginia National Bankshares [2]	89,910	2,949,048
WSFS Financial	22,500	1,057,500
		13,103,691
CAPITAL MARKETS - 9.3%
B. Riley Financial [2]	44,633	787,326
Barings BDC	215,300	2,094,869
Bolsa Mexicana de Valores	1,068,000	1,805,588
Bridge Investment Group Holdings Cl. A	108,821	807,452
Canaccord Genuity Group	621,067	3,840,669
Donnelley Financial Solutions [1,2]	59,464	3,545,244
GCM Grosvenor Cl. A	224,300	2,189,168
Great Elm Group [1]	682,245	1,228,041
MarketWise Cl. A	500,000	580,000
Open Lending [1]	191,038	1,065,992
OTC Markets Group [3]	55,446	2,708,537
Perella Weinberg Partners Cl. A	140,676	2,285,985
Silvercrest Asset Management Group Cl. A [2]	289,589	4,514,692
Sprott	290,119	12,030,592
StoneX Group [1,2]	45,997	3,464,034
Tel Aviv Stock Exchange [3]	343,000	2,453,599

24 | 2024 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2024 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE
FINANCIALS (continued)
CAPITAL MARKETS (continued)
U.S. Global Investors Cl. A	439,454	$1,146,975
Urbana Corporation	237,600	979,543
Value Line	18,570	799,810
Westaim Corporation (The) [1]	500,000	1,480,209
		49,808,325
CONSUMER FINANCE - 0.6%
EZCORP Cl. A [1,2,4]	310,902	3,255,144
FINANCIAL SERVICES - 2.4%
Acacia Research [1,2,4]	455,920	2,284,159
Cass Information Systems	14,065	563,584
ECN Capital	1,031,200	1,258,802
International Money Express [1]	43,969	916,314
NewtekOne	378,975	4,763,716
Repay Holdings Cl. A [1]	273,271	2,885,742
Waterloo Investment Holdings [1,5]	806,000	225,680
		12,897,997
INSURANCE - 0.1%
†International General Insurance Holdings	41,627	582,778
Total (Cost $72,812,948)		79,647,935
HEALTH CARE – 10.4%
BIOTECHNOLOGY - 1.5%
Absci Corporation [1]	192,493	592,878
Actinium Pharmaceuticals [1]	50,000	370,000
Arcturus Therapeutics Holdings [1]	129,836	3,161,507
Avid Bioservices [1]	7,116	50,808
CareDx [1]	100,000	1,553,000
Caribou Biosciences [1]	142,912	234,376
MeiraGTx Holdings [1]	137,025	576,875
Prime Medicine [1]	60,999	313,535
Relay Therapeutics [1]	48,381	315,444
Travere Therapeutics [1]	47,573	391,050
†Werewolf Therapeutics [1]	125,484	306,181
		7,865,654
HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
Artivion [1]	62,700	1,608,255
AtriCure [1,2]	35,503	808,403
Atrion Corporation	1,200	542,916
Inogen [1]	19,409	157,795
Profound Medical [1]	189,100	1,620,008
Semler Scientific [1,2]	22,400	770,560
Surmodics [1,2]	23,900	1,004,756
UFP Technologies [1,2]	8,949	2,361,373
Utah Medical Products	15,114	1,009,767
		9,883,833
HEALTH CARE PROVIDERS & SERVICES - 1.7%
Castle Biosciences [1]	15,365	334,496
Cross Country Healthcare [1,2]	58,900	815,176
Hims & Hers Health Cl. A [1]	200,000	4,038,000
Joint Corp. (The) [1]	127,484	1,792,425
ModivCare [1]	25,000	656,000
National Research [2]	59,221	1,359,122
		8,995,219
HEALTH CARE TECHNOLOGY - 0.7%
Simulations Plus [2]	72,770	3,538,077
LIFE SCIENCES TOOLS & SERVICES - 4.4%
Azenta [1,2]	15,700	826,134
BioLife Solutions [1]	313,712	6,722,848
Cytek Biosciences [1]	108,128	603,354
Harvard Bioscience [1]	358,391	1,021,415
MaxCyte [1]	202,652	794,396
Mesa Laboratories [2]	115,965	10,062,283
OmniAb [1]	133,323	499,961
Quanterix Corporation [1]	199,800	2,639,358
†Standard BioTools [1]	304,231	538,489
		23,708,238
PHARMACEUTICALS - 0.3%
Knight Therapeutics [1]	237,000	982,267
Theravance Biopharma [1,2]	59,009	500,396
		1,482,663
Total (Cost $54,604,242)		55,473,684
INDUSTRIALS – 21.4%
AEROSPACE & DEFENSE - 0.9%
Astronics Corporation [1]	84,767	1,697,883
CPI Aerostructures [1]	189,700	468,559
Innovative Solutions and Support [1]	78,828	472,968
Park Aerospace	165,311	2,261,454
		4,900,864
AIR FREIGHT & LOGISTICS - 0.2%
†Radiant Logistics [1]	171,704	976,996
BUILDING PRODUCTS - 0.7%
Burnham Holdings Cl. A [3]	117,000	1,480,050
Insteel Industries [2]	49,700	1,538,712
Quanex Building Products	18,198	503,175
		3,521,937
COMMERCIAL SERVICES & SUPPLIES - 1.3%
Acme United	25,000	876,750
Civeo Corporation	74,998	1,868,950
Montrose Environmental Group [1]	29,475	1,313,406
VSE Corporation	33,140	2,925,599
		6,984,705
CONSTRUCTION & ENGINEERING - 3.7%
†Argan	23,914	1,749,548
†Bowman Consulting Group [1]	40,000	1,271,600
Construction Partners Cl. A [1]	38,973	2,151,699
Granite Construction	13,500	836,595
IES Holdings [1,2]	56,587	7,884,267
Limbach Holdings [1]	32,691	1,861,099
MasTec [1]	11,958	1,279,386
Matrix Service [1,2]	61,915	614,816
Northwest Pipe [1,2]	68,151	2,315,090
		19,964,100
ELECTRICAL EQUIPMENT - 1.9%
American Superconductor [1]	114,244	2,672,167
Hammond Power Solutions Cl. A	15,405	1,255,439
LSI Industries	199,970	2,893,566
Powell Industries	18,070	2,591,238
Preformed Line Products	6,298	784,353
		10,196,763
GROUND TRANSPORTATION - 1.3%
Covenant Logistics Group Cl. A	17,440	859,617
FTAI Infrastructure	96,930	836,506
Universal Logistics Holdings [2]	125,240	5,083,492
		6,779,615

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2024 Semiannual Report to Stockholders | 25

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY - 2.7%
Graham Corporation [1]	149,850	$4,219,776
Hurco Companies [2]	16,566	252,797
L B Foster Company [1,2]	95,300	2,050,856
Lindsay Corporation [2]	43,118	5,298,340
Luxfer Holdings [2]	45,561	528,052
Shyft Group (The)	44,983	533,498
Standex International	5,700	918,555
Tennant Company	9,370	922,383
		14,724,257
MARINE TRANSPORTATION - 1.1%
Algoma Central	40,000	415,190
Clarkson [3]	52,700	2,759,206
†Star Bulk Carriers	119,143	2,904,706
		6,079,102
PROFESSIONAL SERVICES - 1.2%
Forrester Research [1,2]	212,876	3,635,922
Franklin Covey [1,2]	14,287	542,906
Heidrick & Struggles International	16,683	526,849
NV5 Global [1]	11,400	1,059,858
Resources Connection	59,300	654,672
		6,420,207
TRADING COMPANIES & DISTRIBUTORS - 6.4%
†Alta Equipment Group	160,119	1,287,357
Distribution Solutions Group [1]	184,590	5,537,700
EVI Industries [2]	352,409	6,667,578
†Teqnion [1],[3]	167,400	3,181,378
Transcat [1,2]	147,282	17,626,710
		34,300,723
Total (Cost $81,627,169)		114,849,269
INFORMATION TECHNOLOGY – 24.4%
COMMUNICATIONS EQUIPMENT - 1.5%
Applied Optoelectronics [1]	35,829	297,022
Aviat Networks [1]	1,785	51,212
Clearfield [1,2]	106,866	4,120,753
Digi International [1,2]	70,000	1,605,100
Harmonic [1]	68,206	802,785
Ituran Location and Control	50,000	1,232,000
		8,108,872
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.3%
Bel Fuse Cl. A	18,805	1,521,512
†Bel Fuse Cl. B	27,811	1,814,390
†Climb Global Solutions	7,552	474,341
Evolv Technologies Holdings [1]	318,000	810,900
Fabrinet [1]	1,980	484,684
FARO Technologies [1,2,4]	107,169	1,714,704
Luna Innovations [1]	715,745	2,290,384
nLIGHT [1,2]	698,185	7,631,162
PAR Technology [1,2]	287,024	13,515,960
Powerfleet NJ [1]	1,191,159	5,443,597
Richardson Electronics	593,664	7,058,665
Vishay Precision Group [1,2]	45,600	1,388,064
		44,148,363
IT SERVICES - 0.5%
†Applied Digital [1]	48,847	290,640
Hackett Group (The) [2]	77,700	1,687,644
Liberated Syndication [1,5]	56,000	0
†Thoughtworks Holding [1]	295,062	837,976
		2,816,260
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.0%
Alpha & Omega Semiconductor [1,2]	17,900	668,923
Amtech Systems [1,2]	92,184	540,198
AXT [1]	200,909	679,072
Camtek	94,775	11,869,621
Cohu [1,2]	38,990	1,290,569
FormFactor [1,2,4]	20,582	1,245,829
Ichor Holdings [1]	67,620	2,606,751
inTEST Corporation [1]	147,941	1,461,657
Nova [1,2]	31,500	7,387,695
NVE Corporation [2]	36,900	2,756,061
Onto Innovation [1,2,4]	35,766	7,852,783
PDF Solutions [1,2]	29,700	1,080,486
Photronics [1]	183,100	4,517,077
Ultra Clean Holdings [1,2]	81,000	3,969,000
		47,925,722
SOFTWARE - 4.4%
Alkami Technology [1]	100,156	2,852,443
American Software Cl. A [2]	111,152	1,014,818
Cellebrite DI [1]	629,619	7,523,947
Computer Modelling Group	629,875	6,072,915
†Coveo Solutions [1]	117,000	666,226
Digital Turbine [1]	241,500	400,890
Enfusion Cl. A [1]	73,670	627,668
Mitek Systems [1]	73,449	821,160
Optiva [1,5]	28,000	129,966
PROS Holdings [1,2,4]	83,537	2,393,335
Riskified Cl. A [1]	46,724	298,566
†TeraWulf [1]	69,116	307,566
Upland Software [1]	244,100	607,809
		23,717,309
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.7%
AstroNova [1]	115,860	1,788,878
Intevac [1]	539,400	2,082,084
		3,870,962
Total (Cost $93,879,756)		130,587,488
MATERIALS – 7.4%
CHEMICALS - 2.5%
Aspen Aerogels [1]	414,856	9,894,316
Bioceres Crop Solutions [1]	50,000	560,500
LSB Industries [1]	176,540	1,444,097
Orion	59,420	1,303,675
		13,202,588
METALS & MINING - 4.9%
Alamos Gold Cl. A	261,044	4,094,883
†Alphamin Resources	468,951	363,355
Altius Minerals	171,100	2,650,202
†Compass Minerals International	67,609	698,401
Haynes International [2]	23,799	1,397,001
MAG Silver [1]	154,050	1,797,763
Major Drilling Group International [1]	1,547,872	10,273,512
Olympic Steel [2]	14,897	667,833
Sandstorm Gold [2]	810,000	4,406,400
		26,349,350
Total (Cost $26,087,877)		39,551,938

26 | 2024 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2024 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE
REAL ESTATE – 1.7%
OFFICE REITS - 0.3%
Postal Realty Trust Cl. A	114,000	$1,519,620
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.4%
Altus Group	73,400	2,710,550
Real Matters [1]	229,500	1,053,514
RMR Group (The) Cl. A [2]	108,200	2,445,320
Tejon Ranch [1,2]	80,828	1,378,926
		7,588,310
Total (Cost $10,718,807)		9,107,930
UTILITIES – 0.2%
WATER UTILITIES - 0.2%
Global Water Resources	106,000	1,282,600
Total (Cost $678,400)		1,282,600
TOTAL COMMON STOCKS
(Cost $411,478,763)		517,931,883
INVESTMENT COMPANIES – 0.6%
FINANCIALS – 0.6%
CAPITAL MARKETS - 0.6%
ASA Gold and Precious Metals	171,150	3,001,971
(Cost $2,914,814)		3,001,971
PREFERRED STOCK – 0.0%
ENERGY – 0.0%
OIL, GAS & CONSUMABLE FUELS - 0.0%
Imperial Petroleum 8.75% Series A	4,784	118,165
(Cost $71,808)		118,165

REPURCHASE AGREEMENT– 3.2%

Fixed Income Clearing Corporation, 4.75% dated 6/28/24, due 7/1/24, maturity value
$16,835,682 (collateralized by obligations of various U.S. Government Agencies,
0.125%-3.625% due 5/15/26-4/15/27, valued at $17,165,604)

(Cost $16,829,020)	16,829,020
TOTAL INVESTMENTS – 100.5%
(Cost $431,294,405)	537,881,039
LIABILITIES LESS CASH AND OTHER ASSETS – (0.5)%	(2,453,859)

NET ASSETS – 100.0%	$535,427,180

†	New additions in 2024.
[1]	Non-income producing.
[2]	All or a portion of these securities were pledged as collateral in connection with the Fund's revolving credit agreement as of June 30, 2024. Total market value of pledged securities as of June 30, 2024, was $5,865,055.
[3]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.
[4]	As of June 30, 2024, a portion of these securities, in the aggregate amount of $1,227,822, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund's revolving credit agreement. See Notes to Financial Statements.
[5]	Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund's Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2024, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $431,981,138. As of June 30, 2024, net unrealized appreciation for all securities was $105,899,901 consisting of aggregate gross unrealized appreciation of $162,245,044 and aggregate gross unrealized depreciation of $56,345,143. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2024 Semiannual Report to Stockholders | 27

Royce Micro-Cap Trust	June 30, 2024 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$521,052,019
Repurchase agreements (at cost and value)	16,829,020
Foreign currency (cost $22,672)	22,695
Receivable for investments sold	646,963
Receivable for dividends and interest	151,368
Prepaid expenses and other assets	47,904
Total Assets	538,749,969
LIABILITIES:
Revolving credit agreement	2,000,000
Payable for investments purchased	701,599
Payable for investment advisory fee	508,406
Payable for directors’ fees	21,605
Payable for interest expense	10,867
Accrued expenses	80,312
Total Liabilities	3,322,789
Net Assets	$535,427,180
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 50,682,108 shares outstanding (150,000,000 shares authorized)	$427,222,353
Total distributable earnings (loss)	125,691,682
Quarterly distributions	(17,486,855)
Net Assets (net asset value per share - $10.56)	$535,427,180
Investments at identified cost	$414,465,385

28 | 2024 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Six Months Ended June 30, 2024 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$3,061,399
Foreign withholding tax	(142,187)
Interest	343,793
Rehypothecation income	40
Total income	3,263,045
EXPENSES:
Investment advisory fees	3,098,297
Administrative and office facilities	128,312
Interest expense	65,909
Stockholder reports	63,413
Custody and transfer agent fees	52,228
Directors’ fees	43,051
Professional fees	40,012
Other expenses	36,020
Total expenses	3,527,242
Net investment income (loss)	(264,197)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	16,724,571
Foreign currency transactions	6,726
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	7,224,961
Other assets and liabilities denominated in foreign currency	224
Net realized and unrealized gain (loss) on investments and foreign currency	23,956,482
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$23,692,285

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2024 Semiannual Report to Stockholders | 29

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED 6/30/24 (UNAUDITED)	YEAR ENDED 12/31/23

INVESTMENT OPERATIONS:
Net investment income (loss)	$(264,197)	$(587,854)
Net realized gain (loss) on investments and foreign currency	16,731,297	67,119,219
Net change in unrealized appreciation (depreciation) on investments and foreign currency	7,225,185	6,362,921
Net increase (decrease) in net assets from investment operations	23,692,285	72,894,286
DISTRIBUTIONS:
Total distributable earnings	(17,486,855)	(35,849,605)
Total distributions	(17,486,855)	(35,849,605)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	8,728,408	17,559,078
Total capital stock transactions	8,728,408	17,559,078
Net Increase (Decrease) In Net Assets	14,933,838	54,603,759
NET ASSETS:
Beginning of period	520,493,342	465,889,583
End of period	$535,427,180	$520,493,342

30 | 2024 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Six Months Ended June 30, 2024 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$23,692,285
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(81,415,383)
Proceeds from sales and maturities of long-term investments	94,587,702
Net purchases, sales and maturities of short-term investments	(4,379,016)
Net (increase) decrease in dividends and interest receivable and other assets	233,477
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(83,787)
Net change in unrealized appreciation (depreciation) on investments	(7,224,961)
Net realized gain (loss) on investments	(16,724,571)
Net cash provided by operating activities	8,685,746
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions net of reinvestment (reinvestment $8,728,408)	(8,758,447)
Net cash used for financing activities	(8,758,447)
INCREASE (DECREASE) IN CASH:	(72,701)
Cash and foreign currency at beginning of period	95,396
Cash and foreign currency at end of period	$22,695

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2024, the Fund paid $66,271 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2024 Semiannual Report to Stockholders | 31

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/24 (UNAUDITED)	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net Asset Value, Beginning of Period	$10.47	$9.77	$13.06	$11.79	$9.63	$8.53
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.00)	(0.01)	(0.02)	0.04 [1]	(0.03)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.46	1.50	(2.26)	2.12	2.86	1.81
Net increase (decrease) in net assets from investment operations	0.46	1.49	(2.28)	2.16	2.83	1.82
DISTRIBUTIONS:
Net investment income	–[2]	–	(0.05)	–	(0.08)	(0.03)
Net realized gain on investments and foreign currency	(0.35)[2]	(0.74)	(0.89)	(0.84)	(0.53)	(0.65)
Return of capital	–[2]	–	(0.01)	–	–	–
Total distributions	(0.35)	(0.74)	(0.95)	(0.84)	(0.61)	(0.68)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.05)	(0.06)	(0.05)	(0.06)	(0.04)
Total capital stock transactions	(0.02)	(0.05)	(0.06)	(0.05)	(0.06)	(0.04)
Net Asset Value, End of Period	$10.56	$10.47	$9.77	$13.06	$11.79	$9.63
Market Value, End of Period	$9.19	$9.24	$8.68	$11.55	$10.12	$8.54
TOTAL RETURN:[3]
Net Asset Value	4.79%[4]	16.64%	(16.89)%	19.17%	33.60%	22.44%
Market Value	3.34%[4]	15.86%	(16.51)%	22.78%	29.32%	24.82%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[5]	1.18%[6]	1.46%	1.47%	1.04%	1.19%	0.85%
Other operating expenses	0.17%[6]	0.39%	0.29%	0.16%	0.24%	0.35%
Total expenses (net)	1.35%[6]	1.85%	1.76%	1.20%	1.43%	1.20%
Expenses excluding interest expense	1.32%[6]	1.62%	1.63%	1.16%	1.34%	1.01%
Expenses prior to balance credits	1.35%[6]	1.85%	1.76%	1.20%	1.43%	1.20%
Net investment income (loss)	(0.10)%[6]	(0.12)%	(0.21)%	0.30%[1]	(0.34)%	0.10%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$535,427	$520,493	$465,890	$590,313	$515,916	$404,807
Portfolio Turnover Rate	16%	30%	26%	15%	17%	15%
REVOLVING CREDIT AGREEMENT:
Asset coverage	26871%	26125%	4335%	2783%	2445%	1940%
Asset coverage per $1,000	$268,714	$261,247	$43,354	$27,832	$24,451	$19,400

[1]	A special distribution from ECN Capital resulted in an increase in net investment income (loss) per share of $0.07 and an increase in the ratio of net investment income (loss) to average net assets of 0.51%.
[2]	Amounts are subject to change and recharacterization at year end.
[3]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.
[4]	Not annualized
[5]	The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 6-month basis for the six months ended 6/30/24, and a 12-month basis for the years shown.
[6]	Annualized

32 | 2024 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies

Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Portfolio securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund’s Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use

2024 Semiannual Report to Stockholders | 33

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;

●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of June 30, 2024. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$499,271,538	$18,304,699	$355,646	$517,931,883
Investment Companies	3,001,971	–	–	3,001,971
Preferred Stock	118,165	–	–	118,165
Repurchase Agreement	–	16,829,020	–	16,829,020

Level 3 Reconciliation:

					UNREALIZED GAIN (LOSS) [2]
	BALANCE AS OF 12/31/23	PURCHASES	TRANSFERS IN1	REALIZED GAIN (LOSS) [2]	CURRENTLY HELD SECURITIES	SECURITIES NO LONGER HELD	BALANCE AS OF 6/30/24
Common Stocks	$225,680	$ –	$129,966	$ –	$0	$ –	$355,646

[1]	Transfers into Level 3 represents a security for which there were no longer readily available market quotations at June 30, 2024.

[2]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of June 30, 2024, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

For the purposes of the Statement of Cash Flows, the Fund defines Cash as cash, including foreign currency.

34 | 2024 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

INDEMNIFICATION PROVISIONS:

Reference is made to Maryland law, the Fund’s Articles of Incorporation, as amended and supplemented, and the Fund’s Amended and Restated By-laws, each of which provides for the indemnification by the Fund of the Fund’s officers and directors under the circumstances and to the extent set forth therein. Reference is also made to the investment advisory agreement between the Fund and Royce which provides for the indemnification by the Fund of Royce under the circumstances and to the extent set forth therein. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification provisions in favor of such service providers and other covered persons. The amount of any potential Fund liability under these indemnification arrangements, if any, currently cannot be determined with any degree of specificity. The Fund is not currently in possession of any information that would cause it to believe that the Fund is reasonably likely to be subject to any material adverse impact from the operation of these indemnification arrangements. No assurance can be given, however, that the Fund will not incur any liability from the operation of these indemnification arrangements. Any future liability to the Fund that may arise from the operation of such arrangements will be publicly disclosed to the extent required by relevant accounting guidance and applicable laws, rules, and regulations.

Capital Stock:

The Fund issued 963,314 and 2,030,423 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2024, and the year ended December 31, 2023, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of June 30, 2024, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

2024 Semiannual Report to Stockholders | 35

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Borrowings (continued):

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The current maximum amount the Fund may borrow under the credit agreement is $22,000,000. The Fund has the right to further reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $60,000,000.

As of June 30, 2024, the Fund had outstanding borrowings of $2,000,000. During the six-month period ended June 30, 2024, the Fund had an average daily loan balance of $2,000,000 at a weighted average borrowing cost of 6.52%. The maximum loan balance outstanding during the six-month period ended June 30, 2024, was $2,000,000. As of June 30, 2024, the aggregate value of rehypothecated securities was $1,227,822. During the six-month period ended June 30, 2024, the Fund earned $40 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000. The fee is payable monthly.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

For the six rolling 36-month periods ended June 2024, the Fund’s investment performance ranged from 2% above to 9% above the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $2,564,466 and a net upward adjustment of $533,831 for the performance of the Fund relative to that of the Russell 2000. For the six months ended June 30, 2024, the Fund expensed Royce investment advisory fees totaling $3,098,297.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2024, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $81,458,351 and $94,375,348, respectively.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

36 | 2024 Semiannual Report to Stockholders

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2024 Semiannual Report to Stockholders | 37

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Small-Cap Trust (RVT)

Chuck Royce, Lauren Romeo, CFA®,

Steven McBoyle, Andrew Palen,

George Necakov, CFA®

FUND PERFORMANCE

Royce Small-Cap Trust (RVT) advanced 4.7% on an NAV (net asset value) basis and 3.3% on a market price basis for the year-to-date period ended 6/30/24, versus respective returns of 1.7% and -0.7% for its primary small-cap benchmark, the unleveraged Russell 2000 Index, and the unleveraged S&P SmallCap 600 Index, for the same period. The Fund also maintained its longer-term relative advantages over the Russell 2000, beating it on both an NAV and market price basis for the 1-, 3-, 5-, 10-, 15-, 25-, 30-, 35-year, and since inception (11/26/86) periods ended 6/30/24.

WHAT WORKED... AND WHAT DIDN’T

Six of RVT’s 11 equity sectors contributed to 2024’s first-half performance, led by Industrials, Information Technology, and Financials. The top detractors were Real Estate, Communication Services, and Consumer Discretionary. At the industry level, semiconductors & semiconductor equipment (Information Technology) contributed most, followed by two groups in Industrials: construction & engineering and trading companies & distributors. The top detractors were real estate management & development (Real Estate), life sciences tools & services (Health Care), and diversified telecommunication services (Communication Services).

The Fund’s top contributor at the position level was IES Holdings, which designs and installs electrical and technology systems into numerous infrastructure segments. Through a thoughtful growth strategy focused on both internal and external opportunities, IES has slowly built scale in each of its four business segments. This has resulted in rapidly improving operating profitability, driving strong growth in earnings before interest, taxes, depreciation & amortization (“EBITDA”). Impinj manufactures radio-frequency identification chips that are used for location and authentication, which go into readers and a variety of retail items and which help companies manage, track, and secure their inventories. Starting in the apparel industry, Impinj has won customers in the larger categories of general merchandise and package logistics, thereby extending its growth runway. Its share rebounded following excess channel inventory overhang and slower retail apparel spending just as many companies have been affected by similar supply chain issues. Given its valuation expansion in recent months, we trimmed our position but still like its longer-term prospects.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/24 (%)[1]		Year-to-Date Through 6/30/24 (%)[2]
IES Holdings	0.77	Enovis Corporation	-0.26
Impinj	0.61	Globalstar	-0.25
TransMedics Group	0.57	Quaker Houghton	-0.20
FTAI Aviation	0.50	Forward Air	-0.19
Coherent Corp.	0.26	Ziff Davis	-0.18
[1] Includes dividends		[2] Net of dividends

The portfolio’s top detractor at the position level was Enovis Corporation, an orthopedic-focused, medical technology company with a global market share in Prevention & Recovery, including braces and rehabilitation products, as well as a growing Reconstruction segment. Its stock has been under pressure since closing its acquisition of LimaCorporate earlier this year. The strategic fit and valuation of the deal make sense to us, but near-term integration is always a risky process, especially with new leadership in Enovis Reconstruction segment. Investors appear to be waiting for evidence that product line rationalization, salesforce integration, cost synergies, and, ultimately, revenue growth from cross-selling the combined company’s product are materializing consistent with management’s expectations. We chose to hold our position in Globalstar in the first half of this year. The company offers a low earth orbit satellite constellation for satellite phone, data, and earth observations and offers services to various industries and users in more than 120 countries. The company issued guidance for 2024 that disappointed some investors and analysts, which was a major factor in its share price decline in the first half. We are confident that the company’s long-term prospects remain sound.

RVT’s advantage over the Russell 2000 in the first half of 2024 was mostly attributable to stock selection, though sector allocation was also additive. At the sector level, stock selection in Industrials, Financials, and Information Technology (where our overweight also helped) did most to boost relative performance. Conversely, relative results were most hampered by a much lower weight in Energy, stock selection in Communication Services, and stock selection and a lower weight in Consumer Staples.

CURRENT POSITIONING AND OUTLOOK

We anticipate that active managers who focus on earnings growth remain best positioned for strong performance going forward.

Our outlook is rooted first in the fact that the Russell 2000 ended June with a near-record number of companies with no earnings. Second, earnings acceleration is expected to be higher for small-cap companies than for large-cap businesses through the end of 2024. This encouraging earnings picture is buttressed by a growing U.S. economy that we expect to see more and more tangible benefits from reshoring, the CHIPS Act, and infrastructure improvements in the coming months. Along with increasing recognition for the small-cap companies that are providing the ‘pick and shovel’ for AI applications, we feel these activities should foster advantages for active small-cap managers who focus on profitable companies and other fundamental measures of financial and operational strength. Needless to say, we think the Fund is very well positioned to continue outperforming the overall small-cap market in this kind of environment.

38 | 2024 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance

Average Annual Total Return (%) Through 6/30/24

	JAN-JUN 2024[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	SINCE INCEPTION (11/26/86)
RVT (NAV)	4.67	13.94	0.99	9.85	8.34	11.87	8.31	9.28	10.17	10.26	10.31
[1]	Not Annualized

Market Price Performance History Since Inception (11/26/86)

Cumulative Performance of Investment through 6/30/241

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)
RVT	13.4%	58.4%	119.5%	457.8%	340.0%	3203.6%

[1]	Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund's rights offerings.

[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

Morningstar Style Map™As of 6/30/24

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 63 for additional information.

Value of $10,000

Invested on 11/26/86 as of 6/30/24 ($)

Top 10 Positions

% of Net Assets

Alamos Gold Cl. A	1.6
Impinj	1.3
Enovis Corporation	1.2
IES Holdings	1.2
Assured Guaranty	1.2
TransMedics Group	1.2
Air Lease Cl. A	1.1
Haemonetics Corporation	1.1
SEI Investments	1.1
VanEck Junior Gold Miners ETF	1.0

Portfolio Sector Breakdown

% of Net Assets

Industrials	24.3
Financials	18.8
Information Technology	18.7
Health Care	10.7
Consumer Discretionary	8.8
Materials	7.6
Real Estate	3.1
Communication Services	2.9
Energy	2.1
Consumer Staples	2.0
Utilities	0.1
Investment Companies	1.1
Outstanding Line of Credit, Net of Cash and Cash Equivalents	-0.2

Calendar Year Total Returns (%)

YEAR	RVT
2023	21.6
2022	-21.2
2021	20.0
2020	21.9
2019	30.5
2018	-14.4
2017	19.4
2016	26.8
2015	-8.1
2014	0.8
2013	34.1
2012	15.4
2011	-10.1
2010	30.3
2009	44.6

Portfolio Diagnostics

Fund Net Assets	$1,908 million
Number of Holdings	445
Turnover Rate	22%
Net Asset Value	$16.54
Market Price	$14.47
Net Leverage[1]	0.2%
Average Market Capitalization [2]	$3,013 million
Weighted Average P/E Ratio [3,4]	16.5x
Weighted Average P/B Ratio [3]	2.1x
Active Share [5]	81%
U.S. Investments (% of Net Assets)	85.0%
Non-U.S. Investments (% of Net Assets)	15.2%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.

[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (21% of portfolio holdings as of 6/30/24).

[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Small-Cap Trust at 12/31/22 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2024.

2024 Semiannual Report to Stockholders  | 39

Royce Small-Cap Trust

Schedule of Investments
Common Stocks – 99.1%
	SHARES	VALUE

COMMUNICATION SERVICES – 2.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Cogent Communications Holdings [1]	254	$14,336
Globalstar [2]	5,535,611	6,199,884
IDT Corporation Cl. B	62,622	2,249,382
Liberty Latin America Cl. C [1,2,3]	83,228	800,653
		9,264,255
ENTERTAINMENT - 0.2%
IMAX Corporation [2]	262,660	4,404,808
INTERACTIVE MEDIA & SERVICES - 1.7%
Cars.com [2]	182,200	3,589,340
QuinStreet [1,2]	203,754	3,380,279
†Reddit Cl. A [2]	40,000	2,555,600
Shutterstock	93,629	3,623,442
TripAdvisor [2]	32,499	578,807
Yelp [2]	35,349	1,306,146
Ziff Davis [1,2]	326,737	17,986,872
		33,020,486
MEDIA - 0.4%
AMC Networks Cl. A [2]	62,312	601,934
John Wiley & Sons Cl. A	47,134	1,918,354
Scholastic Corporation	22,939	813,646
TechTarget [1,2,3]	30,000	935,100
Thryv Holdings [2]	144,539	2,575,685
		6,844,719
WIRELESS TELECOMMUNICATION SERVICES - 0.1%
Gogo [2]	88,885	855,074
Total (Cost $64,428,360)		54,389,342

CONSUMER DISCRETIONARY – 8.8%
AUTOMOBILE COMPONENTS - 1.3%
Dorman Products [1,2,3]	110,708	10,127,568
Gentex Corporation [1]	75,634	2,549,622
LCI Industries [1]	71,860	7,428,887
†Modine Manufacturing [2]	23,474	2,351,860
Patrick Industries [1]	6,981	757,788
Standard Motor Products	23,061	639,481
Visteon Corporation [2]	17,399	1,856,473
		25,711,679
BROADLINE RETAIL - 0.1%
Ollie's Bargain Outlet Holdings [2]	15,388	1,510,640
DIVERSIFIED CONSUMER SERVICES - 0.8%
Adtalem Global Education [2]	10,330	704,609
Perdoceo Education	77,889	1,668,383
Stride [2]	27,589	1,945,025
Universal Technical Institute [2]	639,032	10,051,973
		14,369,990
HOTELS, RESTAURANTS & LEISURE - 0.3%
Bloomin' Brands [1]	8,506	163,570
†DraftKings Cl. A [2]	19,000	725,230
Lindblad Expeditions Holdings [2]	373,700	3,606,205
Monarch Casino & Resort	21,766	1,482,918
		5,977,923
HOUSEHOLD DURABLES - 1.4%
Cavco Industries [1,2,3]	16,722	5,788,655
Ethan Allen Interiors [1]	26,870	749,404
Helen of Troy [2]	26,298	2,438,877
Installed Building Products	27,667	5,690,549
M/I Homes [2]	15,550	1,899,277
Meritage Homes	10,424	1,687,124
Skyline Champion [2]	59,742	4,047,520
TopBuild Corp. [2]	5,151	1,984,526
Tri Pointe Homes [2]	53,242	1,983,265
Worthington Enterprises	19,353	915,977
		27,185,174
LEISURE PRODUCTS - 0.4%
Brunswick Corporation [1]	51,021	3,712,798
Vista Outdoor [2]	17,827	671,187
YETI Holdings [2]	60,263	2,299,033
		6,683,018
SPECIALTY RETAIL - 3.7%
Abercrombie & Fitch Cl. A [2]	6,541	1,163,251
Academy Sports & Outdoors	156,431	8,329,951
Advance Auto Parts	145,359	9,205,586
American Eagle Outfitters	59,361	1,184,846
America's Car-Mart [1,2,3]	87,700	5,280,417
Asbury Automotive Group [2]	15,500	3,531,985
AutoCanada [2]	625,600	8,793,749
Guess?	15,373	313,609
Monro	51,648	1,232,321
Murphy USA	15,803	7,418,876
ODP Corporation (The) [2]	42,390	1,664,655
1-800-FLOWERS.COM Cl. A [2]	76,000	723,520
OneWater Marine Cl. A [2]	156,687	4,319,861
Signet Jewelers	88,967	7,969,664
Valvoline [2]	230,377	9,952,286
		71,084,577
TEXTILES, APPAREL & LUXURY GOODS - 0.8%
Carter's	55,880	3,462,884
G-III Apparel Group [2]	29,649	802,598
Kontoor Brands	6,561	434,010
Movado Group	74,572	1,853,860
Ralph Lauren Cl. A	14,350	2,512,111
Steven Madden	141,088	5,968,022
		15,033,485
Total (Cost $138,165,803)		167,556,486

CONSUMER STAPLES – 2.0%
BEVERAGES - 0.0%
Celsius Holdings [2]	1,000	57,090
CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.1%
PriceSmart	23,782	1,931,098
FOOD PRODUCTS - 1.3%
Cal-Maine Foods	7,633	466,453
Freshpet [1,2,3]	28,000	3,622,920
John B. Sanfilippo & Son	16,405	1,594,074
Nomad Foods [1]	486,865	8,023,535
Seneca Foods Cl. A [2]	183,460	10,530,604
†WK Kellogg	24,014	395,270
		24,632,856
HOUSEHOLD PRODUCTS - 0.1%
Central Garden & Pet[2]	34,174	1,315,699
†Central Garden & Pet Cl. A [2]	4,837	159,766
WD-40 Company	1,799	395,133
		1,870,598
PERSONAL CARE PRODUCTS - 0.5%
Inter Parfums [1]	64,547	7,489,388

40 | 2024 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2024 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

CONSUMER STAPLES (continued)
PERSONAL CARE PRODUCTS (continued)
USANA Health Sciences [2]	24,861	$1,124,712
		8,614,100
TOBACCO - 0.0%
Universal Corporation	11,105	535,150
Vector Group	15,048	159,057
		694,207
Total (Cost $26,682,936)		37,799,949

ENERGY – 2.1%
ENERGY EQUIPMENT & SERVICES - 1.3%
Bristow Group [1,2]	219,464	7,358,628
Core Laboratories [1]	101,045	2,050,203
Helmerich & Payne	31,688	1,145,204
†Liberty Energy Cl. A	47,855	999,691
Pason Systems	812,611	10,947,276
RPC	178,640	1,116,500
Tidewater [2]	5,500	523,655
		24,141,157
OIL, GAS & CONSUMABLE FUELS - 0.8%
California Resources	21,286	1,132,841
CONSOL Energy [1,2]	2,362	240,995
CVR Energy	56,536	1,513,469
Dorchester Minerals L.P. [1]	279,148	8,611,716
Northern Oil & Gas	6,371	236,810
Par Pacific Holdings [2]	20,451	516,388
REX American Resources [2]	27,719	1,263,709
World Kinect [1]	112,613	2,905,415
		16,421,343
Total (Cost $30,641,174)		40,562,500

FINANCIALS – 18.8%
BANKS - 4.0%
Atlantic Union Bankshares	25,000	821,250
Axos Financial [2]	25,096	1,434,236
Banc of California	240,768	3,077,015
Bank of N.T. Butterfield & Son [1]	226,503	7,954,785
BankUnited [1]	312,019	9,132,796
Cathay General Bancorp	34,783	1,312,015
Central Pacific Financial	33,406	708,207
Customers Bancorp [2]	25,156	1,206,985
Dime Community Bancshares	39,215	799,986
Eagle Bancorp	79,463	1,501,851
First Bancorp	14,000	446,880
First Bancshares (The)	102,569	2,664,743
First Citizens BancShares Cl. A	5,087	8,564,524
First Financial Bancorp	49,628	1,102,734
Fulton Financial	80,366	1,364,615
Hanmi Financial	183,623	3,070,176
HBT Financial	40,400	824,968
Hingham Institution for Savings	18,257	3,265,812
Home BancShares	167,005	4,001,440
Hope Bancorp	101,294	1,087,898
Independent Bank Group	15,833	720,718
OFG Bancorp	6,513	243,912
Origin Bancorp	213,912	6,785,289
Pathward Financial	12,614	713,574
Preferred Bank	22,002	1,660,931
S&T Bancorp	51,852	1,731,338
TowneBank	20,000	545,400
TrustCo Bank Corp NY	15,835	455,573
Veritex Holdings	47,057	992,432
WaFd	50,703	1,449,092
†Westamerica Bancorporation	7,176	348,251
Western Alliance Bancorp [1]	85,651	5,380,596
		75,370,022
CAPITAL MARKETS - 6.4%
Ares Management Cl. A [1]	34,800	4,638,144
Artisan Partners Asset Management Cl. A [1]	247,672	10,221,423
Blue Owl Capital Cl. A	44,720	793,780
Bolsa Mexicana de Valores	1,723,106	2,913,128
BrightSphere Investment Group	47,992	1,063,983
†Brookfield Asset Management Cl. A	7,378	280,733
Donnelley Financial Solutions [1,2,3]	35,500	2,116,510
Evercore Cl. A	26,511	5,525,688
GCM Grosvenor Cl. A	801,494	7,822,581
Houlihan Lokey Cl. A [1]	38,585	5,203,573
Lazard [1]	127,853	4,881,428
†Marex Group [2]	223,441	4,468,820
MarketWise Cl. A	500,000	580,000
Morningstar [1]	15,956	4,720,583
Onex Corporation	168,900	11,484,286
†Perella Weinberg Partners Cl. A	64,991	1,056,104
SEI Investments [1]	324,994	21,023,862
Sprott	230,880	9,574,082
Tel Aviv Stock Exchange [4]	221,179	1,582,170
TMX Group	478,421	13,316,963
Tradeweb Markets Cl. A	58,557	6,207,042
Virtu Financial Cl. A	65,000	1,459,250
		120,934,133
CONSUMER FINANCE - 0.9%
Bread Financial Holdings [1]	117,748	5,246,851
Encore Capital Group [1,2,3]	25,000	1,043,250
Enova International [2]	71,708	4,463,823
†FirstCash Holdings	29,276	3,070,467
PRA Group [2]	104,469	2,053,861
PROG Holdings	46,058	1,597,291
		17,475,543
FINANCIAL SERVICES - 1.8%
Banco Latinoamericano de Comercio
Exterior Cl. E	73,446	2,179,143
Burford Capital	175,000	2,283,750
Compass Diversified Holdings [1]	99,872	2,186,198
ECN Capital	888,800	1,084,972
EVERTEC	19,483	647,810
†Jackson Financial	9,318	691,955
NewtekOne	336,358	4,228,020
NMI Holdings [2]	133,684	4,550,603
†Payoneer Global [2]	132,693	735,119
Radian Group	85,363	2,654,789
Repay Holdings Cl. A [2]	710,161	7,499,300
Shift4 Payments Cl. A [2]	50,000	3,667,500
Waterloo Investment Holdings [2,5]	2,972,000	832,160
WEX [2]	10,370	1,836,942
		35,078,261
INSURANCE - 5.7%
Ambac Financial Group [2]	36,919	473,302

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2024 Semiannual Report to Stockholders | 41

Royce Small-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
INSURANCE (continued)
Assured Guaranty	300,336	$23,170,922
Axis Capital Holdings	48,839	3,450,475
Berkley (W.R.)	83,903	6,593,098
E-L Financial	21,650	17,491,073
Employers Holdings	27,587	1,176,034
Erie Indemnity Cl. A	22,600	8,190,240
First American Financial	20,000	1,079,000
Genworth Financial [2]	335,467	2,026,221
Hagerty Cl. A [2]	485,700	5,051,280
International General Insurance Holdings	568,316	7,956,424
ProAssurance Corporation [1,2,3]	298,675	3,649,808
RenaissanceRe Holdings	31,299	6,995,639
RLI Corp. [1]	35,507	4,995,480
Safety Insurance Group	40,945	3,072,103
SiriusPoint [2]	80,318	979,880
White Mountains Insurance Group	7,155	13,003,855
		109,354,834
Total (Cost $295,261,316)		358,212,793

HEALTH CARE – 10.7%
BIOTECHNOLOGY - 1.4%
†Alkermes [2]	30,272	729,555
†ARS Pharmaceuticals [2]	79,000	672,290
Avid Bioservices [2]	263,000	1,877,820
Catalyst Pharmaceuticals [2]	498,211	7,717,288
Dynavax Technologies [2]	121,016	1,359,010
Halozyme Therapeutics [2]	38,691	2,025,861
†Insmed [2]	50,735	3,399,245
Ironwood Pharmaceuticals Cl. A [2]	585,889	3,819,996
PureTech Health [2,4]	120,000	277,755
United Therapeutics [2]	10,000	3,185,500
Vir Biotechnology [2]	102,900	915,810
		25,980,130
HEALTH CARE EQUIPMENT & SUPPLIES - 4.5%
Alphatec Holdings [2]	479,297	5,008,654
Embecta Corp.	70,008	875,100
Enovis Corporation [2]	522,768	23,629,114
†Envista Holdings [2]	76,374	1,270,100
Haemonetics Corporation [2]	256,873	21,251,103
Insulet Corporation [2]	9,512	1,919,522
Integer Holdings [1,2,3]	45,700	5,291,603
OraSure Technologies [2]	99,036	421,893
†RxSight [2]	47,762	2,873,839
TransMedics Group [2]	150,000	22,593,000
UFP Technologies [2]	2,176	574,181
Varex Imaging [2]	37,500	552,375
		86,260,484
HEALTH CARE PROVIDERS & SERVICES - 1.4%
Addus HomeCare [1,2]	7,675	891,144
AMN Healthcare Services [1,2]	24,240	1,241,815
†Astrana Health [2]	11,940	484,287
CorVel Corporation [2]	960	244,099
Cross Country Healthcare [2]	127,100	1,759,064
Hims & Hers Health Cl. A [2]	9,500	191,805
Owens & Minor [2]	21,874	295,299
Pediatrix Medical Group [2]	152,346	1,150,212
Premier Cl. A	38,432	717,526
Privia Health Group [2]	292,400	5,081,912
Select Medical Holdings	95,900	3,362,254
†Surgery Partners [2]	243,039	5,781,898
U.S. Physical Therapy	62,300	5,757,766
		26,959,081
HEALTH CARE TECHNOLOGY - 0.3%
Simulations Plus [1]	64,377	3,130,009
Veradigm [2,5]	256,379	2,309,975
		5,439,984
LIFE SCIENCES TOOLS & SERVICES - 2.1%
Azenta [1,2,3]	261,896	13,780,968
BioLife Solutions [2]	177,621	3,806,418
Bio-Techne [1]	132,922	9,523,861
Maravai LifeSciences Holdings Cl. A [2]	202,453	1,449,563
Mesa Laboratories [1]	121,115	10,509,149
Stevanato Group	115,524	2,118,710
		41,188,669
PHARMACEUTICALS - 1.0%
Amphastar Pharmaceuticals [2]	6,630	265,200
Collegium Pharmaceutical [2]	41,984	1,351,885
Corcept Therapeutics [2]	267,800	8,700,822
Harmony Biosciences Holdings [1,2,3]	86,483	2,609,192
Innoviva [2]	36,213	593,893
Intra-Cellular Therapies [2]	10,000	684,900
Ligand Pharmaceuticals [2]	9,655	813,530
Prestige Consumer Healthcare [2]	56,300	3,876,255
		18,895,677
Total (Cost $197,276,005)		204,724,025

INDUSTRIALS – 24.3%
AEROSPACE & DEFENSE - 1.6%
HEICO Corporation [1]	31,030	6,938,618
HEICO Corporation Cl. A [1]	36,533	6,485,338
Leonardo DRS [2]	411,943	10,508,666
Magellan Aerospace	943,092	5,611,468
National Presto Industries	9,977	749,572
		30,293,662
AIR FREIGHT & LOGISTICS - 0.2%
Forward Air [1,2]	84,684	1,612,383
Hub Group Cl. A	45,929	1,977,244
		3,589,627
BUILDING PRODUCTS - 1.7%
American Woodmark [2]	17,931	1,409,376
Apogee Enterprises	13,608	855,059
AZZ [1]	20,000	1,545,000
Carlisle Companies	11,600	4,700,436
CSW Industrials	45,000	11,938,950
Gibraltar Industries [2]	17,487	1,198,734
Insteel Industries	13,432	415,855
Janus International Group [2]	219,203	2,768,534
†MasterBrand [2]	32,600	478,568
Resideo Technologies [2]	20,988	410,525
Simpson Manufacturing [1]	19,200	3,235,776
UFP Industries	36,841	4,126,192
		33,083,005
COMMERCIAL SERVICES & SUPPLIES - 1.9%
ACV Auctions Cl. A [2]	128,800	2,350,600
Brady Corporation Cl. A [1]	259,866	17,156,353
CompX International Cl. A [1]	183,197	4,519,470

42 | 2024 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2024 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
COMMERCIAL SERVICES & SUPPLIES (continued)
Healthcare Services Group [2]	335,089	$3,545,242
Montrose Environmental Group [2]	64,840	2,889,271
RB Global [1]	55,437	4,233,169
†Vestis Corporation	98,001	1,198,552
VSE Corporation	11,500	1,015,220
		36,907,877
CONSTRUCTION & ENGINEERING - 4.8%
APi Group [1,2,3]	492,120	18,518,476
Arcosa [1]	202,841	16,918,968
†Badger Infrastructure Solutions	25,000	752,714
†Bowman Consulting Group [2]	26,705	848,952
Comfort Systems USA [1]	14,516	4,414,606
EMCOR Group	12,958	4,730,707
IES Holdings [1,2,3]	168,638	23,496,332
MasTec [2]	78,980	8,450,070
Valmont Industries [1]	31,492	8,642,979
WillScot Mobile Mini Holdings Corp. [2]	127,012	4,780,732
		91,554,536
ELECTRICAL EQUIPMENT - 2.0%
Atkore	38,245	5,160,398
Encore Wire	15,651	4,536,129
LSI Industries	496,657	7,186,627
nVent Electric	53,554	4,102,772
Powell Industries	63,521	9,108,911
Preformed Line Products	32,816	4,086,905
Vertiv Holdings Cl. A	53,506	4,632,014
		38,813,756
GROUND TRANSPORTATION - 0.2%
ArcBest Corporation	2,153	230,543
Landstar System [1]	22,092	4,075,532
		4,306,075
MACHINERY - 5.1%
Atmus Filtration Technologies [2]	237,321	6,830,098
Chart Industries [2]	9,083	1,311,040
Enpro	41,016	5,970,699
ESAB Corporation [1]	133,941	12,648,049
ESCO Technologies [1]	95,306	10,010,942
Helios Technologies [1]	44,900	2,143,975
John Bean Technologies [1]	155,958	14,811,331
Kadant [1]	34,746	10,207,680
Lincoln Electric Holdings [1]	5,225	985,644
Lindsay Corporation [1]	63,313	7,779,902
Miller Industries	59,406	3,268,518
Mueller Industries [1]	39,513	2,249,870
RBC Bearings [2]	5,200	1,402,856
Standex International	2,692	433,816
Tennant Company [1]	80,500	7,924,420
Titan International [2]	114,640	849,483
Wabash National	40,645	887,687
Watts Water Technologies Cl. A [1]	46,400	8,508,368
		98,224,378
MARINE TRANSPORTATION - 0.5%
Kirby Corporation [2]	67,260	8,053,040
Matson	8,586	1,124,508
		9,177,548
PASSENGER AIRLINES - 0.1%
†SkyWest [2]	5,090	417,736
Sun Country Airlines Holdings[2]	88,126	1,106,863
		1,524,599
PROFESSIONAL SERVICES - 2.3%
CBIZ [1,2]	104,465	7,740,856
CSG Systems International	7,045	290,043
Dun & Bradstreet Holdings	388,765	3,599,964
Exponent	22,706	2,159,795
Forrester Research [1,2,3]	359,802	6,145,418
Heidrick & Struggles International	6,241	197,091
Jacobs Solutions [1]	22,500	3,143,475
KBR [1]	139,154	8,925,338
Korn Ferry [1]	124,759	8,376,319
Paylocity Holding [2]	3,000	395,550
Resources Connection	103,159	1,138,875
†Verra Mobility Cl. A [2]	29,397	799,598
		42,912,322
TRADING COMPANIES & DISTRIBUTORS - 3.9%
Air Lease Cl. A [1]	450,403	21,407,655
Applied Industrial Technologies	30,658	5,947,652
Boise Cascade [1]	18,665	2,225,241
Distribution Solutions Group [2]	96,456	2,893,680
FTAI Aviation	134,581	13,892,797
GMS [2]	6,826	550,244
Hudson Technologies [2]	122,137	1,073,584
MSC Industrial Direct Cl. A	26,306	2,086,329
SiteOne Landscape Supply [2]	666	80,859
†Teqnion [2,4]	191,300	3,635,589
Transcat [2]	130,431	15,609,982
†WESCO International	25,492	4,040,992
		73,444,604
Total (Cost $286,132,743)		463,831,989

INFORMATION TECHNOLOGY – 18.7%
COMMUNICATIONS EQUIPMENT - 0.3%
Calix [2]	2,544	90,134
Digi International [2]	38,250	877,072
Extreme Networks [2]	85,589	1,151,172
Harmonic [2]	275,132	3,238,304
NetScout Systems [2]	82,752	1,513,534
		6,870,216
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.0%
Bel Fuse Cl. B	34,676	2,262,262
Benchmark Electronics	9,912	391,128
Cognex Corporation [1]	344,453	16,106,622
Coherent Corp. [1,2]	117,304	8,499,848
Crane NXT	143,109	8,789,755
CTS Corporation	20,837	1,054,977
ePlus [2]	9,933	731,863
Fabrinet [1,2,3]	58,195	14,245,554
FARO Technologies [1,2,3]	228,848	3,661,568
Insight Enterprises [2]	12,564	2,492,195
IPG Photonics [2]	51,100	4,312,329
Kimball Electronics [1,2]	109,972	2,417,185
Littelfuse [1]	32,350	8,268,336
Luna Innovations [2]	657,869	2,105,181
Methode Electronics	8,005	82,852
Mirion Technologies Cl. A [2]	266,000	2,856,840
NAPCO Security Technologies	181,430	9,425,288

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2024 Semiannual Report to Stockholders | 43

Royce Small-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
PAR Technology [1,2,3]	379,239	$17,858,365
PC Connection	27,247	1,749,257
Richardson Electronics	433,407	5,153,209
Rogers Corporation [2]	120,795	14,569,085
Sanmina Corporation [2]	42,121	2,790,516
ScanSource [2]	7,729	342,472
Teledyne Technologies [2]	9,660	3,747,887
†Trimble [2]	16,200	905,904
TTM Technologies [1,2]	341,192	6,629,361
Vishay Intertechnology	40,000	892,000
Vishay Precision Group [2]	102,468	3,119,126
Vontier Corporation	172,365	6,584,343
		152,045,308
IT SERVICES - 0.9%
†DXC Technology Company [2]	30,288	578,198
Hackett Group (The) [1]	405,798	8,813,933
Kyndryl Holdings [2]	274,824	7,230,619
		16,622,750
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.1%
†Allegro MicroSystems [2]	55,660	1,571,838
Axcelis Technologies [2]	39,785	5,657,029
Camtek	46,264	5,794,103
Cirrus Logic [1,2]	79,268	10,119,353
Cohu [1,2,3]	86,376	2,859,046
Diodes [1,2,3]	87,960	6,326,963
FormFactor [2]	194,866	11,795,239
Impinj [1,2,3]	158,364	24,826,724
Kulicke & Soffa Industries [1]	90,658	4,459,467
MaxLinear [2]	120,734	2,431,583
MKS Instruments	97,381	12,716,011
Onto Innovation [1,2,3]	63,673	13,980,044
Photronics [2]	239,629	5,911,647
Rambus [2]	105,318	6,188,486
Semtech Corporation [2]	13,500	403,380
Silicon Motion Technology ADR	76,251	6,175,569
SiTime Corporation [2]	36,900	4,589,622
SMART Global Holdings [2]	13,670	312,633
Synaptics [2]	19,051	1,680,298
Ultra Clean Holdings [2]	149,471	7,324,079
		135,123,114
SOFTWARE - 2.4%
Adeia [1]	83,681	935,972
Agilysys [1,2]	69,787	7,267,618
Alkami Technology [1,2,3]	119,488	3,403,018
Consensus Cloud Solutions [1,2,3]	77,729	1,335,384
†Coveo Solutions [2]	127,000	723,168
†CyberArk Software [2]	2,500	683,550
Descartes Systems Group (The) [2]	10,000	968,400
†Five9 [2]	57,425	2,532,443
†Intapp [2]	64,666	2,371,302
InterDigital [1]	12,307	1,434,504
JFrog [2]	226,500	8,505,075
NCR Voyix [2]	34,618	427,532
†NextNav [2]	69,000	559,590
Progress Software	62,873	3,411,489
PROS Holdings [2]	126,222	3,616,260
Q2 Holdings [2]	4,385	264,547
Sapiens International	118,679	4,026,779
Teradata Corporation [2]	94,646	3,270,966
		45,737,597
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.0%
†Xerox Holdings	36,854	428,244
Total (Cost $265,011,796)		356,827,229

MATERIALS – 7.6%
CHEMICALS - 3.6%
AdvanSix [1]	25,292	579,693
Aspen Aerogels [2]	118,727	2,831,639
†Bioceres Crop Solutions [2]	26,647	298,713
Element Solutions [1]	563,910	15,293,239
Hawkins [1]	112,517	10,239,047
Ingevity Corporation [2]	166,802	7,290,916
Innospec [1]	104,726	12,943,086
NewMarket Corporation	8,000	4,124,560
Quaker Houghton	84,747	14,381,566
		67,982,459
CONTAINERS & PACKAGING - 0.1%
Silgan Holdings	52,391	2,217,711
METALS & MINING - 3.3%
Alamos Gold Cl. A	1,976,000	30,996,645
†Arch Resources	3,331	507,078
Gold Fields ADR	536,500	7,993,850
Haynes International [1]	102,500	6,016,750
IAMGOLD Corporation [2]	500,000	1,875,000
Major Drilling Group International [2]	1,496,691	9,933,814
Materion Corporation	25,000	2,703,250
Olympic Steel	25,187	1,129,133
Reliance [1]	4,701	1,342,606
Warrior Met Coal	13,716	860,953
		63,359,079
PAPER & FOREST PRODUCTS - 0.6%
Clearwater Paper [2]	6,753	327,318
Louisiana-Pacific	51,710	4,257,284
Stella-Jones	64,375	4,200,692
Sylvamo Corporation [1]	37,829	2,595,069
		11,380,363
Total (Cost $78,562,703)		144,939,612

REAL ESTATE – 3.1%
DIVERSIFIED REITS - 0.0%
New York REIT [2,5]	15,000	163,200
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.1%
Colliers International Group	66,011	7,370,128
DigitalBridge Group Cl. A	44,900	615,130
FirstService Corporation	106,829	16,277,535
FRP Holdings [1,2]	108,661	3,099,011
Kennedy-Wilson Holdings [1]	1,208,258	11,744,268
Marcus & Millichap [1]	320,775	10,110,828
St. Joe Company (The) [1]	78,800	4,310,360
Tejon Ranch [1,2,3]	313,818	5,353,735
		58,880,995
Total (Cost $49,882,708)		59,044,195

UTILITIES – 0.1%
ELECTRIC UTILITIES - 0.1%
†MGE Energy	4,569	341,396

44 | 2024 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2024 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

UTILITIES (continued)
ELECTRIC UTILITIES (continued)
Otter Tail	23,106	$2,023,854
		2,365,250
GAS UTILITIES - 0.0%
Chesapeake Utilities	4,708	499,990
Total (Cost $2,645,105)		2,865,240

TOTAL COMMON STOCKS
(Cost $1,434,690,649)		1,890,753,360

INVESTMENT COMPANIES – 1.1%
DIVERSIFIED INVESTMENT COMPANIES – 0.0%
CLOSED-END FUNDS - 0.0%
Eagle Point Credit	54	543
Total (Cost $669)		543

MATERIALS – 1.1%
METALS & MINING - 1.1%
VanEck Junior Gold Miners ETF	469,426	19,772,223
Total (Cost $16,747,857)		19,772,223

TOTAL INVESTMENT COMPANIES
(Cost $16,748,526)		19,772,766

REPURCHASE AGREEMENT – 1.7%
Fixed Income Clearing Corporation, 4.75% dated 6/28/24, due 7/1/24, maturity value $32,777,320 (collateralized by obligations of U.S. Government Agencies, 3.625% due 5/15/26, valued at $33,419,658)
(Cost $32,764,351)		32,764,351

TOTAL INVESTMENTS – 101.9%
(Cost $1,484,203,526)		1,943,290,477

LIABILITIES LESS CASH AND OTHER ASSETS – (1.9)%		(35,439,755)

NET ASSETS 100.0%		$1,907,850,722

ADR – American Depository Receipt

†	New additions in 2024.

[1]	All or a portion of these securities were pledged as collateral in connection with the Fund's revolving credit agreement as of June 30, 2024. Total market value of pledged securities as of June 30, 2024, was $74,593,360.

[2]	Non-income producing.

[3]	As of June 30, 2024, a portion of these securities, in the aggregate amount of $32,182,602, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund's revolving credit agreement. See Notes to Financial Statements.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

[5]	Securities for which market quotations are not readily available represent 0.2% of net assets. These securities have been valued at their fair value under procedures approved by the Fund's Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2024, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,488,527,045. As of June 30, 2024, net unrealized appreciation for all securities was $454,763,432 consisting of aggregate gross unrealized appreciation of $586,337,627 and aggregate gross unrealized depreciation of $131,574,195. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2024 Semiannual Report to Stockholders | 45

Royce Small-Cap Trust	June 30, 2024 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$1,910,526,126
Repurchase agreements (at cost and value)	32,764,351
Foreign currency (cost $83,574)	83,660
Receivable for investments sold	5,763,163
Receivable for dividends and interest	664,170
Prepaid expenses and other assets	503,336
Total Assets	1,950,304,806
LIABILITIES:
Revolving credit agreement	35,000,000
Payable to custodian for cash overdrawn	39,568
Payable for investments purchased	5,054,991
Payable for investment advisory fee	1,978,548
Payable for directors’ fees	41,461
Payable for interest expense	190,167
Accrued expenses	149,349
Total Liabilities	42,454,084
Net Assets	$1,907,850,722
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 115,346,169 shares outstanding (150,000,000 shares authorized)	$1,436,138,554
Total distributable earnings (loss)	534,396,564
Quarterly distributions	(62,684,396)
Net Assets (net asset value per share - $16.54)	$1,907,850,722
Investments at identified cost	$1,451,439,175

46 | 2024 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Small-Cap Trust	Six Months Ended June 30, 2024 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$11,151,206
Foreign withholding tax	(342,854)
Interest	1,051,090
Rehypothecation income	176
Total income	11,859,618
EXPENSES:
Investment advisory fees	10,080,254
Interest expense	1,153,415
Administrative and office facilities	442,092
Stockholder reports	197,397
Custody and transfer agent fees	112,434
Directors’ fees	89,361
Professional fees	80,603
Other expenses	95,595
Total expenses	12,251,151
Net investment income (loss)	(391,533)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	85,616,928
Foreign currency transactions	(12,368)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	(4,732,067)
Other assets and liabilities denominated in foreign currency	278
Net realized and unrealized gain (loss) on investments and foreign currency	80,872,771
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$80,481,238

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2024 Semiannual Report to Stockholders | 47

Royce Small-Cap Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED 6/30/24 (UNAUDITED)	YEAR ENDED 12/31/23

INVESTMENT OPERATIONS:
Net investment income (loss)	$(391,533)	$(1,838,039)
Net realized gain (loss) on investments and foreign currency	85,604,560	115,048,691
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(4,731,789)	216,427,271
Net increase (decrease) in net assets from investment operations	80,481,238	329,637,923
DISTRIBUTIONS:
Total distributable earnings	(62,684,396)	(119,069,508)
Total distributions	(62,684,396)	(119,069,508)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	26,075,480	48,230,613
Total capital stock transactions	26,075,480	48,230,613
Net Increase (Decrease) In Net Assets	43,872,322	258,799,028
NET ASSETS:
Beginning of period	1,863,978,400	1,605,179,372
End of period	$1,907,850,722	$1,863,978,400

48 | 2024 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Small-Cap Trust	Six Months Ended June 30, 2024 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$80,481,238
Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(402,947,236)
Proceeds from sales and maturities of long-term investments	413,616,453
Net purchases, sales and maturities of short-term investments	26,060,327
Net (increase) decrease in dividends and interest receivable and other assets	443,112
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(199,116)
Net change in unrealized appreciation (depreciation) on investments	4,732,067
Net realized gain (loss) on investments	(85,616,928)
Net cash provided by operating activities	36,569,917
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions net of reinvestment (reinvestment $26,075,480)	(36,608,916)
Increase in payable to custodian for cash overdrawn and foreign currency	38,727
Net cash used for financing activities	(36,570,189)
INCREASE (DECREASE) IN CASH:	(272)
Cash and foreign currency at beginning of period	83,932
Cash and foreign currency at end of period	$83,660

Supplemental disclosure of cash flow information:

For the six months ended June 30, 2024, the Fund paid $1,159,754 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2024 Semiannual Report to Stockholders | 49

Royce Small-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED
	ENDED 6/30/24
	(UNAUDITED)	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net Asset Value, Beginning of Period	$16.42	$14.60	$20.29	$18.52	$16.58	$13.73
INVESTMENT OPERATIONS:
Net investment income (loss)	0.00	(0.01)	0.06	0.04 [1]	0.03	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.70	2.96	(4.40)	3.46	3.02	3.90
Net increase (decrease) in net assets from investment operations	0.70	2.95	(4.34)	3.50	3.05	4.01
DISTRIBUTIONS:
Net investment income	(0.02)[2]	–	(0.12)	(0.02)	(0.09)	(0.11)
Net realized gain on investments and foreign currency	(0.53)[2]	(1.07)	(1.01)	(1.65)	(0.95)	(0.99)
Return of capital	–[2]	–	(0.19)	–	–	–
Total distributions	(0.55)	(1.07)	(1.32)	(1.67)	(1.04)	(1.10)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.06)	(0.03)	(0.06)	(0.07)	(0.06)
Total capital stock transactions	(0.03)	(0.06)	(0.03)	(0.06)	(0.07)	(0.06)
Net Asset Value, End of Period	$16.54	$16.42	$14.60	$20.29	$18.52	$16.58
Market Value, End of Period	$14.47	$14.56	$13.26	$19.59	$16.14	$14.77
TOTAL RETURN:[3]
Net Asset Value	4.67%[4]	21.71%	(21.29)%	19.97%	21.85%	30.46%
Market Value	3.27%[4]	18.83%	(25.96)%	32.91%	19.20%	35.23%
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[5]	1.08%[6]	1.17%	0.74%	1.02%	1.15%	0.49%
Other operating expenses	0.23%[6]	0.24%	0.23%	0.13%	0.19%	0.27%
Total expenses (net)	1.31%[6]	1.41%	0.97%	1.15%	1.34%	0.76%
Expenses excluding interest expense	1.19%[6]	1.29%	0.86%	1.11%	1.26%	0.61%
Expenses prior to balance credits	1.31%[6]	1.41%	0.97%	1.15%	1.34%	0.76%
Net investment income (loss)	(0.04)%[6]	(0.11)%	0.39%	0.21%[1]	0.16%	0.69%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$1,907,851	$1,863,978	$1,605,179	$2,149,870	$1,888,606	$1,628,039
Portfolio Turnover Rate	22%	67%	60%	44%	36%	30%
REVOLVING CREDIT AGREEMENT:
Asset coverage	5551%	5426%	4686%	3171%	2798%	2426%
Asset coverage per $1,000	$55,510	$54,257	$46,862	$31,712	$27,980	$24,258

[1]	A special distribution from ECN Capital resulted in an increase in net investment income (loss) per share of $0.05 and an increase in the ratio of net investment income (loss) to average net assets of 0.26%.

[2]	Amounts are subject to change and recharacterization at year end.

[3]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value.

[4]	Not annualized

[5]	The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 6- month basis for the six months ended 6/30/24, and a 12-month basis for the years shown.

[6]	Annualized

50 | 2024 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Small-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Small-Cap Trust, Inc. (formerly Royce Value Trust, Inc.) (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Portfolio securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5"). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund’s Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use

2024 Semiannual Report to Stockholders | 51

Royce Small-Cap Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;

●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of June 30, 2024. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$1,881,952,511	$ 5,495,514	$3,305,335	$1,890,753,360
Investment Companies	19,772,766	–	–	19,772,766
Repurchase Agreement	–	32,764,351	–	32,764,351

Level 3 Reconciliation:

					UNREALIZED GAIN (LOSS) [2]
	BALANCE AS OF 12/31/23	PURCHASES	TRANSFERS IN [1]	REALIZED GAIN (LOSS) [2]	CURRENTLY HELD SECURITIES	SECURITIES NO LONGER HELD	BALANCE AS OF 6/30/24
Common Stocks	$995,360	$ –	$2,309,975	$ –	$0	$ –	$3,305,335

[1]	Transfers into Level 3 represents a security for which there were no longer readily available market quotations at June 30, 2024.
[2]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of June 30, 2024, is next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

For the purposes of the Statement of Cash Flows, the Fund defines Cash as cash, including foreign currency.

52 | 2024 Semiannual Report to Stockholders

Royce Small-Cap Trust

Notes to Financial Statements (unaudited) (continued)

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information.”

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.

INDEMNIFICATION PROVISIONS:

Reference is made to Maryland law, the Fund’s Articles of Incorporation, as amended and supplemented, and the Fund’s Amended and Restated By-laws, each of which provides for the indemnification by the Fund of the Fund’s officers and directors under the circumstances and to the extent set forth therein. Reference is also made to the investment advisory agreement between the Fund and Royce which provides for the indemnification by the Fund of Royce under the circumstances and to the extent set forth therein. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification provisions in favor of such service providers and other covered persons. The amount of any potential Fund liability under these indemnification arrangements, if any, currently cannot be determined with any degree of specificity. The Fund is not currently in possession of any information that would cause it to believe that the Fund is reasonably likely to be subject to any material adverse impact from the operation of these indemnification arrangements. No assurance can be given, however, that the Fund will not incur any liability from the operation of these indemnification arrangements. Any future liability to the Fund that may arise from the operation of such arrangements will be publicly disclosed to the extent required by relevant accounting guidance and applicable laws, rules, and regulations.

Capital Stock:

The Fund issued 1,836,956 and 3,593,871 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2024, and the year ended December 31, 2023, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of June 30, 2024, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

2024 Semiannual Report to Stockholders | 53

Royce Small-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Borrowings (continued):

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The Fund and BNPPI have agreed that the current maximum amount the Fund may borrow under the credit agreement is $70,000,000. The Fund has the right to further reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $150,000,000.

As of June 30, 2024, the Fund had outstanding borrowings of $35,000,000. During the six-month period ended June 30, 2024, the Fund had an average daily loan balance of $35,000,000 at a weighted average borrowing cost of 6.52%. The maximum loan balance outstanding during the six-month period ended June 30, 2024, was $35,000,000. As of June 30, 2024, the aggregate value of rehypothecated securities was $32,182,602. During the six-month period ended June 30, 2024, the Fund earned $176 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600"). The fee is payable monthly.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

For the six rolling 60-month periods ended June 2024, the Fund’s investment performance ranged from 8% above to 11% above the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $7,253,177 and a net upward adjustment of $2,827,077 for the performance of the Fund relative to that of the S&P 600. For the six months ended June 30, 2024, the Fund expensed Royce investment advisory fees totaling $10,080,254.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2024, the costs of purchases and proceeds from sales of investment securities, other than short- term securities, amounted to $405,590,278 and $411,003,726, respectively.

54 | 2024 Semiannual Report to Stockholders

Royce Small-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Purchases and Sales of Investment Securities (continued):

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce or an affiliate of Franklin Resources, Inc. serves as investment adviser. The Fund’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Directors. Cross trades for the six months ended June 30, 2024, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
$225,000	$372,299	$(667,890)

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

2024 Semiannual Report to Stockholders | 55

History Since Inception (unaudited)

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE [2]	MARKET VALUE [2]
Royce Global Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975
12/11/14	Distribution $0.15		7.970	19	9,426	8,193
12/10/15	Distribution $0.10		7.230	14	9,101	7,696
12/9/16	Distribution $0.14		7.940	18	10,111	8,446
12/12/17	Distribution $0.11		10.610	11	13,254	11,484
12/12/18	Distribution $0.04		8.500	5	11,118	9,475
12/11/19	Distribution $0.06		10.670	6	14,593	12,543
12/17/20	Distribution $1.19		13.441	95	17,462	15,604
12/10/21	Distribution $2.75		12.498	257	20,321	18,696
12/9/22	Distribution $0.13[3]		8.821	21	14,822	12,508
12/8/23	Distribution $0.15		9.430	23	17,217	14,323
6/30/24		$8,975		1,469	$18,436	$16,335

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807
3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596
2012	Annual distribution total $0.51		9.084	285	57,501	49,669
2013	Annual distribution total $1.38		11.864	630	83,110	74,222
2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507
2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222
2016	Annual distribution total $0.64		7.513	779	92,689	78,540
2017	Annual distribution total $0.69		8.746	783	109,076	98,254
2018	Annual distribution total $0.75		8.993	893	96,398	83,853
2019	Annual distribution total $0.68		8.297	955	118,025	104,666
2020	Annual distribution total $0.61		6.944	1,120	128,811	135,365
2021	Annual distribution total $0.84		11.377	1,014	187,933	166,205
2022	Annual distribution total $0.95[3]		8.887	1,598	156,203	138,776
2023	Annual distribution total $0.74		8.648	1,413	182,188	160,785
2024	Year-to-Date distribution total $0.35		9.070	678
6/30/24		$8,900		18,079	$190,914	$166,146

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.

56  | This page is not part of the 2024 Semiannual Report to Stockholders

History Since Inception (unaudited) (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE [1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
Royce Small-Cap Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866
2012	Annual distribution total $0.80		13.063	714	186,540	162,556
2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474
2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516
2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185
2016	Annual distribution total $1.02		12.334	1,460	293,880	248,425
2017	Annual distribution total $1.16		14.841	1,495	350,840	324,176
2018	Distribution through 6/30/18 $0.59		15.962	748
2018	Rights Offering	31,289	15.330	2,041
2018	Distribution after 6/30/18 $0.67		12.706	1,168	329,589	283,259
2019	Annual distribution total $1.10		14.100	1,929	429,986	383,045
2020	Annual distribution total $1.04		11.888	2,357	523,949	456,617
2021	Annual distribution total $1.67		18.124	2,690	628,604	609,918
2022	Annual distribution total $1.32[3]		14.525	2,907	495,104	449,355
2023	Annual distribution total $1.07		13.427	2,784	602,154	533,944
2024	Year-to-Date distribution total $0.55		14.201	1,434
6/30/24		$53,211		38,106	$630,273	$551,394

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.
[4]	Includes Royce Global Trust spin-off of $1.40 per share.

This page is not part of the 2024 Semiannual Report to Stockholders  | 57

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?

The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through June 30, 2024.

How do the Plans work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through June 30, 2024. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?

You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

58  | This page is not part of the 2024 Semiannual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Christopher D. Clark, Director 1, President

Age: 59  | Number of Funds Overseen: 16  | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director

Age: 75  | Number of Funds Overseen: 16  | Tenure: Since 2009

Non-Royce Directorships: Director of Voya Mutual Funds

Principal Occupation(s) During Past 5 Years: Consultant and President, Ravengate Partners LLC (since 2000). Formerly Director, Wisconsin Energy Corp. (until 2022).

Christopher C. Grisanti, Director

Age: 62  | Number of Funds Overseen: 16  | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager, MAI Capital Management LLC (investment advisory firm) (since May 2020). Formerly Co-Founder and Chief Executive Officer, Grisanti Capital Management LLC (investment advisory firm) (from 1999 to 2020); Director of Research and Portfolio Manager, Spears Benzak, Salomon & Farrell (from 1994 to 1999); and Senior Associate, Simpson, Thacher & Bartlett (law firm) (from 1988 to 1994).

Cecile B. Harper, Director

Age: 61  | Number of Funds Overseen: 16  | Tenure: Since 2020

Non-Royce Directorships: Director of Alarm.com Holdings, Inc. (since May 2024)

Principal Occupation(s) During Past Five Years: Chief Financial Officer and Chief Operating Officer, College Foundation at the University of Virginia (since October 2019). Formerly Board Member, Pyramid Peak Foundation (January 2012 to 2022); Board Member, Regional One Health Foundation (from June 2013 to September 2019); and Principal, Southeastern Asset Management (from December 1993 to September 2019).

G. Peter O’Brien, Director

Age: 78  | Number of Funds Overseen: 69  | Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 53 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus, Colgate University (since 2005); and Emeritus Board Member, Hill House, Inc. (since 2019). Formerly Director, TICC Capital Corp. (from 2003-2017); Trustee, Colgate University (from 1996 to 2005); President, Hill House, Inc. (from 2001 to 2005); Board Member, Hill House, Inc. (from 1999 to 2019); Director, Bridges School (from 2006 to 2018); and Managing Director/ Equity Capital Markets Group, Merrill Lynch & Co. (from 1971 to 1999).

Julia W. Poston, Director

Age: 64  | Number of Funds Overseen: 16  | Tenure: Since 2023

Non-Royce Directorships: AuguStar Variable Insurance Products Fund, Inc. and The James Advantage Funds

Principal Occupation(s) During Past Five Years: Director, Member of Nominating/Governance Committee, and Chair of Audit Committee, Al. Neyer Corporation (since 2020); Director, Member of Governance Committee, and Chair of Audit Committee, Master Fluid Solutions (since 2021); Trustee and Chair of Finance/Audit Committee, Cincinnati Museum Center (non-profit) (since 2015); and Director and Founder, Cincinnati Women’s Executive Forum (non-profit) (since 2010). Formerly Senior Client Partner (2002-2020) and Assurance Practice Group Leader for Ohio Valley Region (2014-2019), Ernst & Young, LLP (international accounting and services firm); and Audit Partner, Arthur Andersen LLP (international accounting and services firm) (1982-2002).

Michael K. Shields, Director

Age: 66  | Number of Funds Overseen: 16  | Tenure: Since 2015

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chairman, UNC Charlotte Investment Fund Board (since February 2016); and Chairman, Halftime Carolinas Board (since February 2011). Formerly President and Chief Executive Officer, Piedmont Trust Company (privately owned North Carolina trust company) (from February 2012 to December 2023); Owner, Shields Advisors (investment consulting firm) (from April 2010 to June 2012); President and Chief Executive Officer, Eastover Capital Management (2005-2007); President and Chief Executive Officer, Campbell, Cowperthwait & Co. (investment subsidiary of U.S. Trust Corporation) (1997-2002); and equity portfolio manager and co-manager of Quality Growth Team, Scudder, Stevens & Clark (1992-1997).

Francis D. Gannon, Vice President

Age: 56  | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 62  | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 58  | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 57  | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

John P. Schwartz, Chief Compliance Officer

Age: 53  | Tenure: Since 2022

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since May 2022) and Associate General Counsel and Compliance Officer of Royce (since March 2013).

1 Interested Director.

Directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s directors and officers, is available and can be obtained without charge at www.royceinvest. com or by calling (800) 221-4268.

This page is not part of the 2024 Semiannual Report to Stockholders  | 59

Board Approval of Investment Advisory Agreements

At meetings held on June 17-18, 2024, the Board of Directors (each, a “Board” and collectively, the “Boards”), including all of the non-interested directors, of each of Royce Small-Cap Trust, Inc., Royce Micro-Cap Trust, Inc., and Royce Global Trust, Inc. (each, a “Fund” and collectively, the “Funds”) approved the continuation of the investment advisory agreement between Royce & Associates, LP (“Royce”) and the relevant Fund (each, an “Agreement” and collectively, the “Agreements”). In reaching these decisions, each Board reviewed the materials provided by Royce, which included, among other things, information prepared internally by Royce and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”). Such materials contained detailed investment advisory fee, expense ratio, and investment performance comparisons for each of the Funds with other funds in its Broadridge-assigned “peer group” and Morningstar “category,” information regarding the past performance of each Fund and other registered investment companies managed by Royce and a memorandum outlining the legal duties of each Board prepared by independent legal counsel to the non-interested directors. Royce also provided each Board with an analysis of its profitability with respect to providing investment advisory services to the relevant Fund. In addition, each Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, stockholder services, regulatory compliance, brokerage commissions and research, and brokerage and other execution products and services provided to the relevant Fund. Each Board also took into account information furnished by Royce in response to various director questions regarding Royce operations and the Funds. Each Board also considered other matters it deemed important to the approval process, such as allocation of brokerage commissions, “soft dollar” research services Royce receives, and other direct and indirect benefits Royce and its affiliates receive from their relationship with the relevant Fund. The Boards also met throughout the year with investment advisory personnel from Royce. Each Board also noted Royce’s efforts to provide enhanced analytical tools to its investment staff. Each Board, in its deliberations, recognized that, for many of the relevant Fund’s stockholders, the decision to purchase Fund shares included a decision to select Royce as the investment adviser and that there was a strong association in the minds of Fund stockholders between Royce and the relevant Fund. In considering factors relating to the approval of the continuation of the Agreement for each Fund, the non-interested directors received assistance and advice from, and met separately with, their independent legal counsel. While continuation of the investment advisory and administrative arrangements for the Funds was considered at the same Board meetings, the Boards considered the circumstances and interests of each Fund separately. Among other factors, the Boards noted that they considered the following:

The nature, extent, and quality of services provided by Royce:

Each Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuation of the Agreement for the relevant Fund: (i) Royce’s more than 50 years of value investing experience and track record; (ii) the history of long-tenured Royce portfolio managers managing the Funds; (iii) Royce’s focus on micro-, small-, and mid-cap value investing; (iv) the consistency of Royce’s approach to managing the relevant Fund, the other Funds, and open-end mutual funds over more than 50 years; (v) the integrity and high ethical standards adhered to at Royce; (vi) Royce’s specialized experience in the area of trading small- and micro-cap securities; (vii) Royce’s historical ability to attract and retain portfolio management, research, and analytical talent (and, in this regard, considered the effort and resources Royce had committed to acquiring portfolio management, research, and analytical talent in recent years); and (viii) Royce’s focus on stockholder interests as exemplified by expansive stockholder reporting and communications. The Boards also noted that Royce’s compensation policy arrangements strongly encourage portfolio manager investment in each fund that they manage. Each Board reviewed the services that Royce provides to the relevant Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. Each Board considered the fact that Royce provided certain administrative services to the relevant Fund at cost pursuant to the Administration Agreement between Royce and the relevant Fund. Each Board determined that the services to be provided to the relevant Fund by Royce would be the same as those that Royce previously provided to such Fund. The Boards also took into consideration the histories, reputations, and backgrounds of Royce’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Each Board concluded that the investment advisory services provided by Royce to the relevant Fund compared favorably to services provided by Royce to other Royce client accounts, including other funds, in both nature and quality, and that the scope of services provided by Royce continues to be suitable for the relevant Fund.

Investment performance of the Funds and Royce:

Each Board believes that risk-adjusted performance continues to be an appropriate measure of the relevant Fund’s investment performance. One measure of risk-adjusted performance historically used by the directors in their review of each Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Boards attach importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years, because such periods tend to encompass different market environments and cycles, unlike shorter time periods.

U.S. small- and large-cap stocks overcame multiple macro-economic and political headwinds in 2023, including the ongoing war in Ukraine, stubborn inflation, a hawkish Fed which continued to raise interest rates through June and promoted a “higher for longer” approach to interest rates for much of the year, several high-profile bank failures, and the terrorist attacks on Israel and resulting Middle East conflict, to post positive returns for the year. After experiencing a downward trend from February through late October 2023, the Russell 2000 Index rallied 22.4% in November and December. Overall, the Russell 2000 Index and the Russell Micro-Cap Index rose 16.9% and 9.3%, respectively, during 2023. Within the U.S. small-cap market, the Board noted that small-cap growth stocks fared better than small-cap value stocks during 2023, with the Russell 2000 Growth Index posting a return of 18.66% compared to a gain of 14.65% for the Russell 2000 Value Index. Despite the solid absolute returns for the Russell 2000 Index and the Russell Micro-Cap Index in 2023, the Russell 1000 Index gained 26.5% during the period and outperformed its smaller-cap siblings.

It was also noted that a large portion of the post-2008 market period for RVT and RMT and, with respect to RGT, a large portion of its existence, was marked by historically low interest rates and significant U.S. Federal Reserve market intervention. During this period, highly leveraged, non-earning companies and yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities) generally outperformed those companies with more conservative balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital and cyclical companies generally favored by the Funds. Each Board noted that the relative risk-adjusted investment performance of the relevant Fund was adversely affected during periods in which the above-described market factors were prevalent.

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Board Approval of Investment Advisory Agreements (continued)

The directors noted that Royce Small-Cap Trust, Inc. (formerly Royce Value Trust, Inc.) (“RVT”) ranked in the 1st, 4th, 3rd, and 3rd Sharpe Ratio quartiles within its Morningstar category for the 1-, 3-, 5-, and 10-year periods, respectively, ended December 31, 2023. The directors also noted that the Sharpe Ratio for Royce Global Trust, Inc. (formerly Royce Global Value Trust, Inc.) (“RGT”) ranked in the 2nd Sharpe Ratio quartile within its Morningstar category for the 1-, 3-, and 10-year periods ended December 31, 2023, and in the 3rd Sharpe Ratio quartile within its Morningstar category for the 5-year period ended December 31, 2023. The directors further noted that Royce Micro-Cap Trust, Inc. (“RMT”) ranked in the 3rd, 4th, 2nd and 3rd Sharpe Ratio quartiles within its Morningstar category for the 1-, 3-, 5-, and 10-year periods, respectively, ended December 31, 2023.

The relevant Boards also received an analysis that compared the Sharpe Ratios of RVT and RMT with the arithmetic average of the Sharpe Ratios of the funds within their respective Morningstar categories for each of the 1-, 3-, 5-, and 10-year periods ended December 31, 2023. The relevant Boards noted that: (i) RVT’s Sharpe Ratio exceeded the arithmetic average of the Sharpe Ratios of the funds within its Morningstar category for the applicable 1-, 5-, and 10-year periods; and (ii) RMT’s Sharpe Ratio exceeded the arithmetic average of the Sharpe Ratios of the funds within its Morningstar category for the applicable 5-year period.

The relevant Boards also received an analysis that compared the Sharpe Ratios of RVT and RMT with the Sharpe Ratios of various broad-based benchmark indexes for each of the 1-, 3-, 5- , and 10-year periods ended December 31, 2023. The relevant Boards noted that: (i) RVT’s Sharpe Ratio equaled or exceeded the Sharpe Ratio of the Russell 2000 Index for all four of the applicable time periods; and (ii) RMT’s Sharpe Ratio exceeded the Sharpe Ratio of the Russell Microcap Index for all four of the applicable time periods.

In addition to the relative risk–adjusted performance of each Fund, the Boards also reviewed and considered each Fund’s absolute total returns and down-market performance and long-term performance records for periods exceeding ten years for RMT and RVT. (RGT commenced operations on or about October 18, 2013, and did not have more than ten full calendar year of performance as of December 31, 2023.) In reviewing the long-term performance records for RVT and RMT, it was noted that such Funds had generally outperformed their respective benchmark indexes and competitors during the periods prior to the U.S. Federal Reserve’s near zero interest rate policy and related market interventions that followed the 2008 financial crisis. The directors also received detailed information from Royce comparing the Funds’ average annual total returns to those of various broad-based benchmark indexes and noted that: (i) RVT outperformed the Russell 2000 Index for each of the 1-, 3-, 5-, and 10-year periods ended December 31, 2023; (ii) RMT outperformed the Russell Microcap Index for each of the 1- , 3-, 5-, and 10-year periods ended December 31, 2023; and (iii) RGT underperformed the MSCI ACWI Small Cap Index for each of the 1-, 3-, 5-, and 10-year periods ended December 31, 2023.

The Board also considered it important to look beyond “snapshot” performance as of December 31, 2023, and therefore examined monthly rolling average returns for the Funds relative to various broad- based benchmark indexes for the 3-, 5 -, and 10-year periods ended March 31, 2024. The Board noted that: (i) RMT outperformed the Russell Microcap Index for a majority of the monthly rolling average annual return periods during all three of the 3-, 5-, and 10-year periods ended March 31, 2024; (ii) RVT outperformed the Russell 2000 Index for a majority of the monthly rolling average annual return periods during the 3- and 5-year periods ended March 31, 2024; and (iii) RGT outperformed the MSCI ACWI Small Cap Index for a majority of the monthly rolling average annual return periods during the 3- and 5-year periods ended March 31, 2024.

Although each Board recognized that past performance is not necessarily an indicator of future results, it found that Royce had the necessary qualifications, experience and track record in managing micro-cap, small-cap, and mid-cap securities to manage the relevant Fund. Each Board determined that Royce continues to be an appropriate investment adviser for the relevant Fund.

Cost of the services provided and profits realized by Royce from its relationship with each Fund:

Each Board considered the cost of the services provided by Royce and the profits realized by Royce from its relationship with the relevant Fund. As part of the analysis, each Board discussed with Royce its methodology in allocating its costs to the relevant Fund and concluded that Royce’s allocations were reasonable. The directors also received information on how the fulcrum investment advisory fees for RMT and RVT affect Royce’s profitability with respect to those Funds. Each Board concluded that Royce’s profits with respect to the relevant Fund during the calendar year ended December 31, 2023, were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:

While acknowledging that the presence or absence of economies of scale in fund management businesses can be debated and is, in any event, difficult to measure and directly assess, each Board considered whether there have been economies of scale in respect of the management of the relevant Fund, whether the relevant Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale.

The Boards noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The Boards noted that, as closed-end funds, the Funds generally would not be expected to have significant inflows of capital that might produce increasing economies of scale. Each Board concluded that the current fee structure for the relevant Fund is reasonable, that stockholders sufficiently participated in economies of scale (while again noting the various potential issues with assessing such economies of scale both in general and under the facts at hand) and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:

Each Board reviewed the investment advisory fee paid by the relevant Fund and compared both the services to be rendered and the fees to be paid under the relevant Agreement to other contracts of Royce and to contracts of other investment advisers to registered investment companies investing in micro-, small -, and mid-cap stocks, as provided by Broadridge. With respect to RVT, its Board noted that although the Fund’s effective investment advisory fee rate ranked in the 4th (most expensive) quartile within its Broadridge -assigned peer group for 2023, the amount of investment advisory fees paid by the Fund to Royce was subject to a significant net upward adjustment in 2023 due to the Fund’s investment performance exceeding that of the S&P 600 SmallCap Index during the relevant trailing 60-month periods. With respect to RGT, its Board noted that noted that although the Fund’s effective investment advisory fee rate ranked in the 4th (most expensive) quartile within its Broadridge-assigned peer group for 2023, such fee was only three basis points higher than the median for such Broadridge-assigned peer group. With respect to RMT, its Board

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Board Approval of Investment Advisory Agreements (continued)

noted that noted that although the Fund’s effective investment advisory fee rate ranked in the 4th (most expensive) quartile within its Broadridge-assigned peer group for 2023, the amount of investment advisory fees paid by the Fund to Royce was subject to a significant net upward adjustment in 2023 due to the Fund’s investment performance exceeding that of the Russell 2000 Index during the relevant trailing 36-month periods.

In the case of RVT, its Board noted that it had a 1.00% basic fee that is subject to adjustment up or down (up to 0.50% in either direction) based on its performance versus the S&P 600 SmallCap Index over a rolling period of 60 months. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. As noted above, the amount of investment advisory fees paid by RVT to Royce was subject to a significant net upward adjustment in 2023 due to the Fund’s investment performance exceeding that of the S&P SmallCap 600 Index during the relevant trailing 60-month periods. The RVT Board determined that the performance adjustment feature continues to serve as an appropriate incentive to Royce to manage RVT for the benefit of its long-term common stockholders. The RVT Board also noted that the fee arrangement, which also includes a provision for no fee to be paid to Royce in periods during which RVT’s trailing three-year performance is negative, requires Royce to measure RVT’s performance monthly against the S&P 600 SmallCap Index, an unmanaged index. Therefore, instead of receiving a set fee regardless of its performance, Royce is penalized for poor performance. The RVT Board noted that the Fund’s net annual operating expense ratio of 1.41%, which includes interest expense for amounts borrowed for investment purposes and the net upward adjustment in the amount of investment advisory fees paid by RVT to Royce, placed in the 4th (most expensive) quartile within its Broadridge-assigned peer group for 2023, 45 basis points higher than the median for such peer group. Excluding such interest expense and such net upward fee adjustment, RVT’s net annual operating expense ratio for 2023 would have been 1.11%, 15 basis points higher than the median for its Broadridge-assigned peer group.

In the case of RMT, its Board noted that it had a 1.00% basic fee subject to adjustment up or down based on its performance versus the Russell 2000 Index over a rolling 36-month period. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. As noted above, the amount of investment advisory fees paid by RMT to Royce was subject to a significant net upward adjustment in 2023 due to the Fund’s investment performance exceeding that of the Russell 2000 Index during the relevant trailing 36-month periods. The RMT Board determined that the performance adjustment feature continues to serve as an appropriate incentive to Royce to manage RMT for the benefit of its long-term common stockholders. The RMT Board noted that the Fund’s net annual operating expense ratio of 1.85%, which includes interest expense for amounts borrowed for investment purposes and the net upward adjustment in the amount of investment advisory fees paid by RMT to Royce, placed in the 4th (most expensive) quartile within its Broadridge-assigned peer group for 2023, 60 basis points higher than the median for such peer group. Excluding such interest expense and such net upward fee adjustment, RMT’s net annual operating expense ratio for 2023 would have been 1.22%, 3 basis points lower than the median for its Broadridge-assigned peer group.

Finally, in the case of RGT, its Board noted that the Fund’s net annual operating expense ratio of 2.52%, which includes interest expense for amounts borrowed for investment purposes and the effect of certain fees and expenses relating to litigation involving RGT that were accrued in 2023, placed in the 4th (most expensive) quartile within its Broadridge-assigned peer group for 2023, 119 basis points higher than the median of such peer group. Excluding such interest expense and the effect of such accrued litigation-related fees and expenses, RMT’s net annual operating expense ratio for 2023 would have been 1.42%, 9 basis points higher than the median for its Broadridge-assigned peer group. The RGT Board further noted that the completion of a tender offer in December 2020 substantially reduced the amount of net assets over which Fund expenses could be spread, which resulted in an increase in its net annual operating expense ratio going forward.

The Boards also noted that Royce manages the Funds in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. Royce presented several analyses to the Boards which demonstrated that mutual funds with high active share scores had higher expense ratios than mutual funds with lower active share scores due to the resources required for the active management of those funds. The Boards noted that the active share for RVT, RGT, and RMT were 81%, 98%, and 95%, respectively, for the calendar year ended December 31, 2023.

The Boards also considered investment advisory fees charged by Royce to institutional and other clients and noted that, given the greater levels of services that Royce provides to registered investment companies such as the Funds as compared to other accounts, the base investment advisory fee for RVT and RMT and the advisory fee for RGT, compared favorably to the investment advisory fees charged to those other accounts.

No single factor was cited as determinative to the decision of the Boards. Rather, after weighing all of the considerations and conclusions discussed above, the entirety of each Board, including all the non-interested directors, determined to approve the continuation of the existing Agreement for each Fund, concluding that continuation of the Agreement for each Fund is in the best interest of the stockholders of the relevant Fund and that each Fund’s investment advisory fee rate is reasonable in relation to the services provided.

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Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2024, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2024 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.royceinvest.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. Index returns include net reinvested dividends and/or interest income. The S&P SmallCap 600 Index is an index of U.S. small-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The S&P 500 Index tracks the stock performance of 500 of the largest companies listed on stock exchanges in the U.S. The Nasdaq Composite Index is a market capitalization weighted index of more than 3,700 stocks listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns used in this Report were based on information supplied to Royce by Russell for the Russell market indexes and by MSCI for the MSCI market indexes. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Beta is a measure of the volatility or risk of an investment compared to the market as a whole. Alpha describes an investment strategy’s ability to beat the market. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. For the Morningstar Small Blend Category: © 2024 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Cyclical and Defensive are defined as follows: Cyclical: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, and Utilities. Return on Invested Capital is calculated by dividing a company’s past 12 months of operating income (earnings before interest and taxes) by its average invested capital (total equity, less cash and cash equivalents, plus total debt, minority interest, and preferred stock). The Royce Funds is a service mark of The Royce Funds.

Investment Objectives

The investment objective of each Fund is long-term growth of capital.

Investment Policies

Royce Global Trust, Inc. (“RGT”). Under normal circumstances, RGT will invest at least 80% of its net assets in equity securities, such as common stock and preferred stock. RGT generally invests a significant portion of its assets U.S. and non-U.S. small/mid-cap stocks (generally market caps up to $10 billion). Under normal circumstances, at least 40% of RGT’s net assets will be invested in the equity securities of companies headquartered in at least three countries outside the United States. From time to time, a substantial portion of RGT’s assets may be invested in companies located in a single country. Although there are no geographic limits on RGT’s investments, no more than 35% of RGT’s net assets may be invested in the securities of companies headquartered in “developing countries,” also known as emerging markets. Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

Royce Micro-Cap Trust, Inc. (“RMT”). RMT normally invests at least 80% of its net assets in the equity securities of micro-cap companies. Micro-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution. Royce employs a core approach that combines multiple investment themes and focuses on companies with strong fundamentals and/ or prospects selling at prices that Royce believes do not fully reflect

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Notes to Performance and Other Important Information (continued)

these attributes. RMT may invest up to 25% of its assets in securities of issuers headquartered outside the United States.

Royce Small-Cap Trust, Inc. (“RVT”). RVT normally invests at least 80% of its assets in the equity securities of small-cap companies. Such companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. Royce employs a core approach that combines multiple investment themes and focuses on companies with high returns on invested capital or those with strong fundamentals and/or prospects trading at what Royce believes are attractive valuations. A portion of the Fund’s assets is managed using a systematic multi-factor selection process that is derived from the investment philosophies used by the Fund’s Portfolio Managers in managing the remainder of the Fund. While this multi-factor process provides guidance, a Portfolio Manager has discretion for which buys and sells are executed. RVT may invest up to 25% of its assets in securities of issuers headquartered outside the United States.

Primary Risks

As with any closed-end fund that invests in common stocks, each Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, and economic conditions, trends or events, governmental or central bank actions and/or interventions, changes in investor sentiment, armed conflicts, economic sanctions and countermeasures in response to sanctions, market disruptions caused by trade disputes or other factors, political developments, major cybersecurity events and acts of terrorism, the global and domestic effects of a pandemic or epidemic, contagion effects on the finance sector and the overall economy from banking industry instability, and other factors that may or may not be directly related to the issuer of a security held by a Fund. Economies and financial markets throughout the world are increasingly interconnected, and economic, financial, or political events in one country or region could have profound impacts on global economies or markets. Armed conflicts in Europe and the Middle East, as well as any banking industry instability, may adversely affect global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in a Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

Investors wanting to buy or sell shares of a Fund must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

The prices of equity securities of the smaller companies in which the Funds invest are generally more volatile than those of larger-cap securities. In addition, because these securities tend to have significantly lower trading volumes than larger-cap securities, the Funds may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, each Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. No assurance can be given that there will be net investment income to distribute and/or that the Funds will achieve their investment goals.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Each Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Funds do not intend to hedge their foreign currency exposure, the U.S. dollar value of the Funds’ investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of foreign securities issued by companies headquartered in developing countries more than those headquartered in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures. To the extent that a Fund’s investments in the securities of international companies consists of non-U.S. headquartered companies that trade on a U.S. exchange, some or all of the above stated risks of investing in international companies may not apply.

Each Fund may, from time to time, invest a significant portion of its assets in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of June 30, 2024, RGT invested a significant portion of its assets in companies from the Industrials and Financials sectors, RMT invested a significant portion of its assets in companies from the Information Technology and Industrials sectors, and RVT invested a significant portion of its assets in companies from the Industrials sector. Industrials sector companies can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies from the Financials sector are subject to extensive government regulation, can be significantly affected by changes in interest rates, the availability and cost of capital, the rate of corporate and consumer debt defaults, and price competition, and can be subject to relatively rapid change due to government interventions in capital, credit, and currency markets. Information Technology sector companies can be significantly affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or a Fund’s benchmark index(es) .. Securities in the Funds’ portfolios may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values. Investments in a Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Environmental, Social, and Governance (“ESG”) Investment Considerations and Risks

Royce believes certain material ESG factors have the potential to contribute to a stock’s long-term performance, and therefore Royce may evaluate potential ESG considerations when assessing a company’s financial condition and profitability. This analysis allows Royce’s portfolio managers to determine whether a company’s ESG profile poses a material financial risk or creates an opportunity for investment. The Funds’ investments in cash and cash equivalents and any securities rehypothecation activities will not be assessed for ESG factors. Evaluation of ESG risk is only one component of Royce’s assessment of potential investments and, as with its consideration of other factors and risks, may not be a determinative factor in any

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Notes to Performance and Other Important Information (continued)

decision to purchase, sell, or hold a security. In addition, where ESG factors are considered, the weight given to ESG factors may vary between Funds and across different types of investments, sectors, industries, regions, and issuers; and ESG factors and weights considered may change over time. Royce may not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated. Royce’s assessment of a company’s ESG factors is subjective and may differ from that of institutional investors, third-party service providers (e.g., ratings providers), and/or other funds, and may be dependent on the availability of timely, complete, and accurate ESG data reports from issuers and/ or third-party research providers, the timeliness, completeness, and accuracy of which is outside of Royce’s control. ESG factors are often not uniformly measured or defined, which could impact Royce’s ability to evaluate a company. While Royce views certain ESG factors as having the potential to contribute to a stock’s long-term performance, there is no guarantee that such results will be achieved.

Pending Portfolio Management Changes for the Funds

Effective after the close of business on September 30, 2024, Charles M. Royce will no longer serve as a portfolio manager of RGT, RMT, and RVT. The following additional portfolio management changes for the Funds will also take place as of such time:

•	Steven McBoyle will become the portfolio manager of RGT;

•	Jim Stoeffel will be elevated to lead portfolio manager of RMT, with Brendan Hartman remaining as portfolio manager, and Andrew Palen joining as assistant portfolio manager; and

•	Francis Gannon will join Portfolio Managers Lauren Romeo, Steven McBoyle, Andrew Palen, and George Necakov in managing RVT.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results

•	the prospects of the Funds’ portfolio companies

•	the impact of investments that the Funds have made or may make

•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

Royce Global Trust, Royce Micro-Cap Trust, and Royce Small-Cap Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2024. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

Royce Global Trust, Royce Micro-Cap Trust, and Royce Small-Cap Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications

As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2023, filed with the Securities and Exchange Commission.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.royceinvest.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

This page is not part of the 2024 Semiannual Report to Stockholders  | 65

About Royce Investment Partners	Contact Us

Unparalleled Knowledge + Experience	GENERAL INFORMATION
Pioneers in small-cap investing, with 50+ years	General Royce Funds information including an
of experience, depth of knowledge, and focus.	overview of our firm and Funds
(800) 221-4268
Independent Thinking	COMPUTERSHARE
The confidence to go against consensus, the insight	Transfer Agent and Registrar
to uncover opportunities others might miss, and the	Speak with a representative about:
tenacity to stay the course through market cycles.	• Your account, transactions, and forms
(800) 426-5523
Specialized Approaches	FINANCIAL ADVISORS AND BROKER-DEALERS
U.S., international, and global investment strategies	Speak with your regional Royce contact regarding:
that pursue approaches with different risk profiles.	• Information about our firm, strategies, and Funds
• Fund Materials
(800) 337-6923
Unwavering Commitment
Our team of 19 portfolio managers has significant
personal investments in the strategies they manage.

CE-REP-0624

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report.

Item 6. Investments.

(a) The Schedule of Investments is included as part of the Report to Stockholders included under Item 1 of this Form N-CSR.

(b) Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies. Not Applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. Not Applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. This information is disclosed as part of the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. No such purchases this period.

Item 15. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 16. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Gross income from securities lending activities for the six-month period ended June 30, 2024, was $21.82.

(a)(2) Compensation paid related to the securities lending program for the six-month period ended June 30, 2024, was $3.27. All compensation was paid pursuant to a revenue split.

(a)(3) Aggregate compensation paid related to the securities lending program for the six-month period ended June 30, 2024, was $3.27.

(a)(4) Net income from securities lending activities for the six-month period ended June 30, 2024, was $18.55.

(b) Please see the section entitled “Borrowing” in the Notes to the Financial Statements contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation. Not Applicable.

Item 19. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Not applicable to this semi-annual report.

(a)(3)(a) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)(b) Not Applicable.

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE MICRO-CAP TRUST, INC.

BY:	/s/ Christopher D. Clark
Christopher D. Clark
President

Date: August 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE MICRO-CAP TRUST, INC.		ROYCE MICRO-CAP TRUST, INC.

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
Christopher D. Clark		Peter K. Hoglund
President		Chief Financial Officer

Date: August 8, 2024		Date: August 8, 2024